Exhibit 99.2

WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

Supplemental Financial Information

THE HOME DEPOT

Publix

Quarter ended March 31, 2012

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Recurring Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Public Debt Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties	10
Land Held for Development	11
Disposition and Acquisition Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity / Rent Growth - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26 - 28

Property Listing	30 - 43

Other Topics of Interest
Reconciliation of Impairment Transactions	45
2012 Revised Guidance	46

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2012, we owned or operated under long-term leases, interests in 374 developed income-producing properties and 11 new development properties (including 7 which are income-producing), which are located in 22 states that span the United States from coast to coast. Included in the portfolio are 309 shopping centers, 73 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately 44.8 million square feet of leasable area. Our properties were 91.7% leased as of March 31, 2012, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office
2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000 www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences and (xii) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures

The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	$xxxxxx.xx	$xxxxxx.xx	$xxxxxx.xx	$xxxxxx.xx	$xxxxxx.xx	$xxxxxx.xx
	Three Months Ended March 31,		Twelve Months Ended December 31,
	2012	2011	2011	2010	2009	2008
Revenues:
Rentals, net	$119,747	$115,561	$477,501	$472,373	$484,367	$507,472
Other	2,724	2,546	14,168	12,778	16,439	12,560

Total	122,471	118,107	491,669	485,151	500,806	520,032

Expenses:
Depreciation and amortization	34,377	32,951	134,932	128,448	126,079	129,979
Operating	23,014	21,526	92,594	93,415	90,697	101,282
Real estate taxes, net	14,164	14,285	56,805	54,430	59,889	59,861
Impairment loss	6,852	770	56,406	33,317	34,983	52,539
General and administrative	8,307	6,536	25,478	24,944	25,865	25,666

Total	86,714	76,068	366,215	334,554	337,513	369,327

Operating Income	35,757	42,039	125,454	150,597	163,293	150,705
Interest Expense, net	(31,429)	(36,694)	(141,072)	(147,443)	(151,287)	(154,035)
Interest and Other Income, net	2,386	2,055	5,062	9,825	11,425	4,312
Gain on Sale of Real Estate Joint Venture and Partnership Interests	5,562
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	4,075	3,397	7,834	12,889	5,548	12,196
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes				(135)	25,311	12,961
Gain on Land and Merchant Development Sales					17,956	8,360
Benefit (Provision) for Income Taxes	22	316	(180)	48	(6,018)	10,509

Income (Loss) from Continuing Operations	16,373	11,113	(2,902)	25,781	66,228	45,008

Operating Income from Discontinued Operations	2,191	5,015	7,689	22,359	28,017	38,867
Gain on Sale of Property from Discontinued Operations	3,634		10,212	1,093	55,762	68,722

Income from Discontinued Operations	5,825	5,015	17,901	23,452	83,779	107,589
Gain on Sale of Property	440	1,060	1,740	2,005	25,269	1,998

Net Income	22,638	17,188	16,739	51,238	175,276	154,595
Less: Net Income Attributable to Noncontrolling Interests	(1,441)	(1,092)	(1,118)	(5,032)	(4,174)	(8,943)

Net Income Adjusted for Noncontrolling Interests	21,197	16,096	15,621	46,206	171,102	145,652
Preferred Share Dividends	(8,869)	(8,869)	(35,476)	(35,476)	(35,476)	(34,711)
Redemption Costs of Preferred Shares						(1,850)

Net Income (Loss) Attributable to Common Shareholders	$12,328	$7,227	$(19,855)	$10,730	$135,626	$109,091

Earnings Per Common Share - Basic	$0.10	$0.06	$(0.17)	$0.09	$1.24	$1.29

Earnings Per Common Share - Diluted	$0.10	$0.06	$(0.17)	$0.09	$1.23	$1.28

(a)	See Page 19 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors

Condensed Consolidated Balance Sheets

(in thousands, except per share amounts)

	$xxxxxxxx.xx	$xxxxxxxx.xx
	March 31, 2012	December 31, 2011

ASSETS
Property	$4,263,222	$4,688,526
Accumulated Depreciation	(981,443)	(1,059,531)
Property Held for Sale, net	414,413	73,241

Property, net	3,696,192	3,702,236

Investment in Real Estate Joint Ventures and Partnerships, net (a)	338,332	341,608

Total	4,034,524	4,043,844

Notes Receivable from Real Estate Joint Ventures and Partnerships	92,216	149,204
Unamortized Debt and Lease Costs, net	117,346	115,191
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $12,244 in 2012 and $11,301 in 2011)	69,702	86,530
Cash and Cash Equivalents	18,024	13,642
Restricted Deposits and Mortgage Escrows	9,834	11,144
Other, net	170,895	168,671

Total Assets	$4,512,541	$4,588,226

LIABILITIES AND EQUITY

Debt, net	$2,497,561	$2,531,837
Accounts Payable and Accrued Expenses	95,436	124,888
Other, net	115,285	107,919

Total Liabilities	2,708,282	2,764,644

Commitments and Contingencies
Equity:
Shareholders’ Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2012 and 2011; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2012 and 2011; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2012 and 2011; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,113 in 2012 and 120,844 in 2011	3,649	3,641
Additional Paid-In Capital	1,989,198	1,983,978
Net Income Less Than Accumulated Dividends	(327,296)	(304,504)
Accumulated Other Comprehensive Loss	(27,068)	(27,743)

Total Shareholders’ Equity	1,638,491	1,655,380
Noncontrolling Interests	165,768	168,202

Total Equity	1,804,259	1,823,582

Total Liabilities and Equity	$4,512,541	$4,588,226

(a) This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors

Supplemental Financial Data

(in thousands, except per share amounts)

	$xxxxxx.xx	$xxxxxx.xx
	Three Months Ended March 31,
	2012	2011

Funds from Operations
Numerator:
Net income attributable to common shareholders	$12,328	$7,227
Depreciation and amortization	37,619	36,928
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,644	5,964
Impairment of operating properties and real estate equity investments	9,779	762
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships		411
(Gain) on sale of property and interests in real estate equity investments	(9,573)	(1,060)
Loss on sale of property of unconsolidated real estate joint ventures and partnerships		10

Funds from Operations - Basic	55,797	50,242
Funds from operations attributable to operating partnership units

Funds from Operations - Diluted	55,797	50,242
Adjustments for Recurring FFO:
Other impairment loss, net of tax	244	162
Acquisition costs	336	101

Recurring Funds from Operations - Diluted	$56,377	$50,505

Denominator:
Weighted average shares outstanding - Basic	120,481	120,142
Effect of dilutive securities:
Share options and awards	960	959
Operating partnership units

Weighted average shares outstanding - Diluted	121,441	121,101

Funds from Operations per Share - Basic	$0.46	$0.42

Funds from Operations Per Share - Diluted	$0.46	$0.41
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax
Acquisition costs		0.01

Recurring Funds from Operations Per Share - Diluted	$0.46	$0.42

Dividends
Common Dividends per Share	$0.290	$0.275

Common Dividends Paid as a % of Funds from Operations	62.9%	66.0%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	6.8%	5.5%

General and Administrative Expenses/Total Assets before Depreciation	0.15%	0.11%

Weingarten Realty Investors

Supplemental Income Statement Detail

(in thousands)

	Three Months Ended March 31,
	2012	2011
Rentals, net
Base minimum rent, net	$94,880	$90,323
Straight line rent	675	1,829
Over/Under-market rentals, net	160	405
Percentage rent	1,207	1,116
Tenant reimbursements	22,825	21,888

Total	$119,747	$115,561

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,778	$1,677
Non-Recurring		54

Total	$1,778	$1,731

Interest Expense, net
Interest paid or accrued	$32,324	$37,246
Over-market mortgage adjustment of acquired properties, net	(112)	(787)
Amortization of convertible bond discount		572

Gross interest expense	32,212	37,031
Capitalized interest	(783)	(337)

Total	$31,429	$36,694

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$719	$894
Deferred compensation interest income	1,362	611
Other	305	550

Total	$2,386	$2,055

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$122,471	$118,107
Operating expense	(23,014)	(21,526)
Real estate taxes	(14,164)	(14,285)

Total	85,293	82,296

Net Operating Income from Discontinued Operations	9,997	11,440

Minority Interests Share of Net Operating Income and Other Adjustments	(5,243)	(5,872)

Pro rata Income From Consolidated Ventures	90,047	87,864

Pro rata share of Unconsolidated Joint Ventures
Revenues	16,979	17,188
Operating expense	(2,821)	(2,883)
Real estate taxes	(2,152)	(2,112)

Total	12,006	12,193

Net Operating Income including Joint Ventures	$102,053	$100,057

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$2,907	$1,973
Intercompany fee income reclass	1,309	1,333
Other adjustments	(141)	91

Equity in earnings of real estate joint ventures and partnerships, net	$4,075	$3,397

Weingarten Realty Investors

Supplemental Balance Sheet Detail

(in thousands)

	March 31, 2012	December 31, 2011
Property
Land	$854,805	$918,627
Land held for development	125,435	124,528
Land under development	18,493	20,281
Buildings and improvements	3,201,315	3,557,173
Construction in-progress	63,174	67,917

Total	$4,263,222	$4,688,526

Straight Line Rent Receivable	$62,173	$61,684

Other Assets, net
Notes receivable and mortgage bonds, net	$41,488	$40,380
Debt service guaranty asset	74,075	74,075
Non-qualified benefit plan assets	16,013	14,697
Out-of-market rentals, net	5,404	5,755
Deferred income tax asset	12,008	11,936
Interest rate derivative	10,281	10,816
Other	11,626	11,012

Total	$170,895	$168,671

Other Liabilities, net
Deferred revenue	$14,973	$14,992
Non-qualified benefit plan liabilities	45,831	44,523
Deferred income tax payable	4,955	5,320
Out-of-market rentals, net	18,113	13,386
Interest rate derivative	653	674
Other	30,760	29,024

Total	$115,285	$107,919

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$17,342	$17,342
Above-market leases - Accumulated Amortization	(11,938)	(11,587)
Below-market assumed Mortgages (included in Debt, net)	5,722	5,722
Below-market assumed Mortgages - Accumulated Amortization	(1,913)	(1,762)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	78,482	74,361
Valuation of in place leases - Accumulated Amortization	(40,158)	(38,842)

Total	$47,537	$45,234

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$44,736	$39,399
Below-market leases - Accumulated Amortization	(26,623)	(26,013)
Above-market assumed mortgages (included in Debt, net)	45,670	45,670
Above-market assumed mortgages - Accumulated Amortization	(31,867)	(31,597)

Total	$31,916	$27,459

Weingarten Realty Investors

Capitalization and Coverage Ratios

(in thousands, except common share data and percentages)

		March 31, 2012	December 31, 2011
Common Share Data
Closing Market Price		$26.43	$21.82

Dividend Yield		4.39%	5.04%

90-Day, Average Daily Trading Volume		952,718	1,089,938

Capitalization (As reported)
Debt		$2,497,561	$2,531,837
Preferred Shares		497,500	497,500

Sub-total Debt & Preferred Shares		$2,995,061	$3,029,337
Common Shares at Market		3,201,017	2,636,816
Operating Partnership Units at Market		41,812	34,563

Total Market Capitalization		$6,237,890	$5,700,716

Debt to Total Market Capitalization		40.0%	44.4%
Debt & Preferred to Total Market Capitalization		48.0%	53.1%

Capitalization (Pro rata)
Debt		$2,433,426	$2,468,738
Preferred Shares		497,500	497,500

Sub-total Debt & Preferred Shares		$2,930,926	$2,966,238
Common Shares at Market		3,201,017	2,636,816
Operating Partnership Units at Market		41,812	34,563

Total Market Capitalization		$6,173,755	$5,637,617

Debt to Total Market Capitalization		39.4%	43.8%
Debt & Preferred to Total Market Capitalization		47.5%	52.6%

Capital Availability
Revolving Credit Facility		$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		170,000	145,000
Outstanding Letters of Credit Under Revolving Facility		3,429	3,429

Unused Portion of Credit Facility		$326,571	$351,571

Public Debt Covenant Ratios	Restrictions
Debt to Asset Ratio	Less than 60.0%	44.6%	44.8%
Secured Debt to Asset Ratio	Less than 40.0%	17.6%	18.1%
Fixed Charge Ratio	Greater than 1.5x	2.6x	2.3x
Unencumbered Asset Test	Greater than 100%	255.3%	256.8%

Net Debt to Adjusted EBITDA		6.62x	6.50x

Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

	xxxxxxxxxxxxx	xxxxxxxxxxxxx

Credit Ratings	S&P	Moody’s
Senior Debt	BBB	Baa2
Preferred Shares	BB+	Baa3
Outlook	Stable	Stable

Investment Activity

Weingarten Realty Investors

New Development Properties

As of March 31, 2012

(in thousands at pro rata share, except percentages)

					Total Square				Pro Rata	Pro Rata	Total
					Feet		Percent Leased		Spent	Spent	Estimated
				WRI	of Building Area (1)		Net @		Year-To-	Inception	Investment (3)		Est. Final	Completions ($)
	Center Name	Location	Anchors	Own %	Gross	Net	100%	Gross	Date	to Date (2)	WRI Costs	Gross Costs	ROI %	Year To Date

	UNDER DEVELOPMENT
1	Whole Foods @ Carrollwood (4)	Tampa, Florida	Whole Foods	100.0%	37	37	100.0%	100.0%	1,026	4,451	8,396	8,396
2	Dacula Market	Dacula, Georgia	Kroger#	100.0%	117	24	47.2%	89.1%	126	3,413	4,369	4,369
3	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100.0%	75	63	92.9%	83.9%	39	8,104	7,619	7,619
4	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy, PetSmart, Staples	100.0%	80	80	88.2%	88.2%	899	22,608	25,059	25,059
5	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	32.2%	84.1%	2,426	7,226	7,749	7,749
6	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	304	69	64.6%	87.2%	150	17,582	16,085	16,085
7	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	50.6%	79.3%	79	13,808	15,233	15,233
	Tomball Marketplace Phase 2	Tomball, Texas	Ross, Marshall’s	100.0%	168	100	66.0%	79.7%	2,164	15,339	16,842	16,842
	Total Wholly Owned				1,080	471	70.3%	85.0%	$6,909	$92,530	$101,353	$101,353	7.1%	$5,065

8	300 West*	Salt Lake City, Utah	Target #	31.8%	210	23	58.2%	85.6%	21	4,514	5,863	18,436
9	Riverpoint at Sheridan	Sheridan (Denver), Colorado	Costco #, Target #, Regal Cinema	50.0%	513	91	63.0%	86.8%	40	38,742	23,287	46,573
10	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	65.7%	63	23	18.6%	54.4%	10	3,892	4,330	6,591
11	Hilltop Village Center (5)	Alexandria, Virginia	Wegman’s	100.0%	258	258	69.4%	69.4%	259	12,218	62,374	62,374
	Total Joint Venture				1,043	396	62.5%	80.3%	$330	$59,366	$95,854	$133,975	7.3%	$603

	Total 11 Properties Under Development (exclusive of phasing)				2,124	866	66.1%	82.7%	$7,239	$151,896	$197,207	$235,328	7.2%	$5,668

					Spent Inception to Date (from above)						$151,896	$201,325
					Additional Capital Needed to Complete						69,888	75,935
					Reimbursement of Future Property Sales & Bond Proceeds						(24,578)	(41,933)
					Total Estimated Investment						$197,207	$235,328

	QTR Completed	YTD Completed	2Q’12E	3Q’12E	4Q’12E	1Q’13E	2Q’13E	3Q’13E	Remaining Balance

Completion ($)	$5,668	$5,668	$10,700 -$12,700	$5,800 - $8,800	$10,700 - $15,700	$200 - $5,200	$5,100 - $10,100	$2,400 - $7,400	$68,100 - $78,100
Weighted Return (%)	7.3%	7.3%	6.5% - 7.0%	6.2% - 6.7%	8.1% - 8.6%	7.1% - 7.6%	6.9% - 7.4%	6.8% - 7.3%	6.9% - 7.4%
Net Operating Income	$413	$413	$691 - $883	$359 - $589	$870 - $1,355	$14 - $393	$352 - $747	$164 - $542	$4,710 - $5,792

*	Unconsolidated Joint Venture
#	Denotes anchors that are not owned by Weingarten.
(1)

Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI’s ownership percentage excluding square feet owned by other and excluding other possible future building area.

(2)	Net of non-cash impairment charges.
(3)	Net of anticipated proceeds from land sales and tax incentive financing.
(4)	Whole Foods @ Carrollwood: Lease from Whole Foods is signed.
(5)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note: Phased properties are counted as one property.

Weingarten Realty Investors

Land Held for Development

As of March 31, 2012

(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	70.6
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	16.2
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	18.2
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy 17 & US Hwy 74/76, Leland, NC	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway (III), Apple Valley, CA	50.0%	10.9
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	4.6
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway (II), Apple Valley, CA	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	2.1
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2

Total New Development Phased Projects		240.6	$53,206	$45,243

Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, TX	100.0%	81.6
Shary Road and US Hwy 83, Mission, TX	50.0%	36.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Marana, AZ	50.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	7.2
Young Pines and Curry Ford Rd, Orlando, FL	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other (2)	100.0%	39.8

Total Raw Land		428.6	$81,318	$60,867

Total Land Held For Development Properties		669.1	$134,524	$106,110

(1) Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures.

(2) Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note: Land costs account for $110.0 million of total investment at 100%, $85.1 million at pro rata share.

Weingarten Realty Investors

Disposition and Acquisition Summary

For the Period Ended March 31, 2012

(in thousands at pro rata share)

Center	City/State	Sq. Ft. of Area at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions

1st Quarter
River Marketplace *	Lafayette, LA	343	1/06/12
River Pointe - Pad	Conroe, TX	-	1/17/12
Mineral Springs Village	Durham, NC	58	1/24/12
Roswell Corners - Pad	Roswell, GA	4	1/27/12
North Main Place	Houston, TX	19	2/02/12
Fondren Square	Houston, TX	63	2/10/12
Gardens of Havana *	Aurora, CO	497	2/17/12
Norchester Village	Houston, TX	108	3/01/12
The Promenade	Lewiston, ME	271	3/16/12
Heritage Station - Pad	Wake Forest, NC	-	3/27/12

Total Dispositions				$47,730	5.80%

			Date Acquired	Purchase Price	Yield

Acquisitions

1st Quarter
Best Buy at Richmond Square - ground lease	Houston, TX	-	1/06/12
Shasta Crossroads *	Redding, CA	76	1/10/12
I-10 at Wirt - land	Houston, TX	-	1/11/12
HEB at Dairy Ashford - ground lease	Houston, TX	37	3/06/12
North Triangle Shops - ground lease	Houston, TX	-	3/22/12

Total Acquisitions				$22,386	7.30%

* Unconsolidated real estate joint venture activity

Weingarten Realty Investors

Property Investment Summary

(in thousands at pro rata share)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total

Quarter Ended 3/31/2012 (2)	$22,384	$7,239	$1,239	$10,699	$2,049	$408	$272	$44,290

Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471
Year Ended 12/31/2009	$-	$71,167	$10,469	$21,672	$23,455	$3,878	$10,507	$141,148

(1) Primarily incremental investment on properties formerly classified as new development.

(2) Internal Leasing Fees are approximately $4.0 million for the three months ended March 31, 2012.

Summary of Debt

Weingarten Realty Investors

Debt Information

(in thousands, except percentages)

	March 31, 2012	1st Quarter Weighted Average Rate (1)	December 31, 2011	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$972,122	6.27%	$1,009,093	6.29%
3.95% Convertible Bonds (2)	54,105	3.95%	54,105	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	904,752	5.49%	905,470	5.49%
Term Loan	200,000	1.54%	200,000	1.50%
Revolving Credit Agreements (3)	170,000	1.27%	166,500	1.26%
Industrial Revenue Bonds	1,507	2.39%	1,594	2.57%
Obligations under Capital Leases	21,000	7.72%	21,000	7.55%

Subtotal Consolidated Debt	2,423,486	5.16%	2,457,762	5.13%
Debt Service Guarantee Liability (4)	74,075		74,075

Total Consolidated Debt - As Reported	2,497,561	5.16%	2,531,837	5.13%
Less: Noncontrolling Interests and Other Adjustments	(260,165)		(260,031)
Plus: WRI Share of Unconsolidated Joint Ventures	196,030		196,932

Total Debt - Pro rata Share	$2,433,426	5.12%	$2,468,738	5.10%

	Debt Balance	1st Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of March 31, 2012
Fixed-rate debt	$1,920,701	5.94%	78.9%	4.61
Variable-rate debt	512,725	1.88%	21.1%	2.69

Total	$2,433,426	5.12%	100.0%	4.21

As of December 31, 2011
Fixed-rate debt	$1,955,957	5.95%	79.2%
Variable-rate debt	512,781	1.88%	20.8%

Total	$2,468,738	5.10%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of March 31, 2012
Secured Debt	$957,280	6.25%	39.3%	4.84
Unsecured Debt	1,476,146	4.34%	60.7%	3.80

Total	$2,433,426	5.12%	100.0%	4.21

As of December 31, 2011
Secured Debt	$994,844	6.28%	40.3%
Unsecured Debt	1,473,894	4.28%	59.7%

Total	$2,468,738	5.10%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 03/31/12	5.16%	5.12%
Three months ended 12/31/11	5.13%	5.10%
Twelve months ended 12/31/11	5.41%	5.39%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.
(2)	The convertible bonds, with a remaining face value of $54.1 million, mature August 1, 2026 with an option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.
(3)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 basis points on the total commitment paid in arrears.
The weighted average revolving interest rate with the facility fee is 2.13% and 1.99% for the first quarter 2012 and the fourth quarter 2011, respectively.
(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors

Schedule of Maturities

As of March 31, 2012

(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (4)	Maturities	Weighted Average Rate (4)	Floating Rate	Fixed Rate	Secured	Unsecured
2012(1)	$460,652	3.94%	$466,316	3.97%	$203,322	$262,994	$83,056	$383,260
2013	315,211	5.73%	280,013	5.62%	237	279,776	106,422	173,591
2014	473,968	5.72%	429,135	5.62%	237	428,898	114,135	315,000
2015	243,790	6.17%	207,904	5.99%	237	207,667	117,904	90,000
2016	231,661	6.46%	249,451	6.28%	6,769	242,682	174,451	75,000
2017	142,096	7.05%	164,255	6.64%		164,255	139,255	25,000
2018	64,441	7.20%	25,410	6.39%		25,410	15,840	9,570
2019	153,724	7.94%	157,257	7.45%		157,257	57,257	100,000
2020	3,746	8.49%	64,197	6.02%		64,197	64,197	0
2021	2,763	8.52%	10,599	7.67%		10,599	10,599	0
Thereafter (2)	118,575	6.01%	120,037	5.94%		120,037	34,212	85,825

Subtotal	2,210,627		2,174,574		210,802	1,963,772	917,328	1,257,246

Revolving Credit Agreements	170,000	1.27%	170,000	1.27%	170,000			170,000
Other (3)	116,934		88,852		12,930	75,922	39,952	48,900
Swap Maturities:
2014					50,000	(50,000)
2017					68,993	(68,993)

Total	$2,497,561	5.16%	$2,433,426	5.12%	$512,725	$1,920,701	$957,280	$1,476,146

(1)	Includes $1.5 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Thereafter includes $54.1 million of convertible bonds maturing in 2026 which have an option to be called by us.
(3)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.
(4)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%

(in thousands)

	kishore kunal P	kishore kunal P
	Three Months Ended March 31,
Condensed Statements of Income	2012	2011

Revenues:
Base minimum rent, net	$38,098	$38,310
Straight line rent	703	743
Over/Under-market rentals, net	412	435
Percentage rent	271	128
Tenant reimbursements	9,738	9,444
Other income	625	2,266

Total	49,847	51,326

Expenses:
Depreciation and amortization	16,136	17,631
Interest, net	9,086	9,264
Operating	8,625	8,894
Real estate taxes, net	6,238	6,478
General and administrative	361	1,092
Provision for income taxes	73	85
Impairment loss		2,058

Total	40,519	45,502

Loss on sale of property		(21)

Net income	$9,328	$5,803

Condensed Balance Sheets
	March 31, 2012	December 31, 2011
ASSETS

Property	$2,024,964	$2,108,745
Accumulated depreciation	(297,029)	(296,496)

Property, net	1,727,935	1,812,249

Other assets, net	170,266	173,130

Total	$1,898,201	$1,985,379

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net	$554,038	$556,920
Amounts payable to Weingarten Realty Investors and Affiliates	109,599	170,007
Other liabilities, net	41,253	41,907

Total	704,890	768,834

Accumulated equity	1,193,311	1,216,545

Total	$1,898,201	$1,985,379

Weingarten Realty Investors

Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share

(in thousands)

	kishore kuna	kishore kuna
	Three Months Ended March 31,
Condensed Statements of Income	2012	2011

Revenues:
Base minimum rent, net	$13,009	$12,642
Straight line rent	271	260
Over/Under-market rentals, net	1	45
Percentage rent	98	29
Tenant reimbursements	3,384	3,104
Other income	216	1,108

Total	16,979	17,188

Expenses:
Depreciation and amortization	5,644	5,964
Interest, net	3,331	3,306
Operating	2,821	2,883
Real estate taxes, net	2,152	2,112
General and administrative	92	496
Provision for income taxes	32	33
Impairment loss		411

Total	14,072	15,205

Loss on sale of property		(10)

Net income	$2,907	$1,973

Condensed Balance Sheets
	March 31, 2012	December 31, 2011
ASSETS

Property	$619,774	$640,569
Accumulated depreciation	(102,260)	(100,791)

Property, net	517,514	539,778
Notes receivable from real estate joint ventures and partnerships	5,357	5,399
Unamortized debt and lease costs, net	24,737	25,377
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $666 in 2012 and $686 in 2011)	15,701	18,332
Cash and cash equivalents	13,467	11,543
Restricted deposits and mortgage escrows	2,268	2,283
Notes receivable and mortgage bonds, net	417	413
Out-of-market rentals, net	2,727	2,622
Other assets, net	2,197	2,190

Total	$584,385	$607,937

LIABILITIES AND SHAREHOLDERS’ EQUITY

Debt, net	$197,141	$198,087
Amounts payable to Weingarten Realty Investors and Affiliates	50,906	75,036
Accounts payable and accrued expenses	5,825	6,084
Deferred revenue	1,316	811
Out-of-market rentals, net	3,760	3,940
Interest rate derivative	838	855
Other liabilities, net	528	1,786

Total	260,314	286,599

Accumulated equity	324,071	321,338

Total	$584,385	$607,937

	kishore kunal	kishore kunal

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Investments in Unconsolidated Real Estate Joint Ventures & Partnerships

March 31, 2012

(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Loss) of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,259	$317,173		20.0%		$62,442	$460
AEW SRP, LLC	9	899	147,003	$103,411	25.0%	$25,853	7,857	18
Collins	8	1,165	148,644	27,286	50.0%	13,643	54,248	632
AEW - Institutional Client	6	523	124,741	65,535	20.0%	13,107	11,229	69
BIT Retail	3	720	152,237		20.0%		29,764	283
BIT Investment Thirty-Six, LP	12	3,939	201,806	17,651	20.0%	3,530	24,231	141
Eagle AN, LP	9	2,561	68,387	39,694	22.5%	8,919	4,554	81
Jamestown	6	1,351	148,929	89,733	20.0%	17,947	11,770	298
Fidelis Realty Partners	1	491	143,439	87,595	57.8%	50,586	31,294	391
Sleiman Enterprises	3	220	29,016	12,075	50.0%	6,038	11,586	80

Other	21	2,956	416,827	111,057	51.8%	57,518	89,356	1,622

Total	85	16,083	$1,898,201	$554,038	28.9%	$197,141	$338,332	$4,075

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SRP, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW- Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

(1) Excludes land held for development.

Weingarten Realty Investors

Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships

As of March 31, 2012

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

AEW SRP, LLC	7	$103,411	5.7%	3.8
Collins	2	27,286	6.2%	9.4
AEW - Institutional Client	6	65,535	5.7%	2.0
BIT Investment Thirty-Six, LP	2	17,651	6.6%	0.8
Eagle AN, LP	2	39,694	5.5%	5.0
Jamestown	6	89,733	5.7%	4.0
Fidelis Realty Partners	1	87,595	4.3%	8.6
Sleiman Enterprises	2	12,075	5.6%	3.4
Other	6	109,454	5.5%	4.8

Total	34	$552,435	5.5%	4.0

Schedule of Maturities
	At 100%		At WRI Share

	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)

2012	$26,834	5.4%	$7,674	5.3%
2013	55,443	5.2%	19,401	5.1%
2014	116,435	5.3%	27,104	5.1%
2015	41,486	5.0%	10,312	4.9%
2016	97,977	4.9%	25,559	4.8%
2017	57,172	5.1%	25,983	5.1%
2018	6,643	5.0%	3,356	5.0%
2019	6,996	5.0%	3,533	5.0%
2020	118,399	4.9%	60,451	4.9%
2021	15,406	5.5%	7,835	5.4%
Thereafter	9,644	6.4%	4,822	6.4%

Total	$552,435		$196,030

(1)	Excludes non-cash debt related items.

(2) Average and weighted average interest rates exclude the effects of ASC 805 “ Business Combinations” and loan costs related to financing.

Note: All mortgages are fixed rate except for one included in “other”, which has a variable rate mortgage ($3.3 million at 100%) and matures in 2012.

Portfolio Summary

Weingarten Realty Investors

Tenant Diversification by Percent of Rental Revenues

(in thousands at pro rata share, except percentages and # of units)

As of 3/31/2012

			# of Units	Rental	Square
Rank	Tenant Name	DBAs		Revenue	Feet

1	The Kroger Co.	Kroger, Smith’s Food, Ralphs, Fry’s Food, King Soopers	27	2.25%	1,306

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	38	2.05%	893

3	Ross Stores, Inc.	Ross Dress for Less	37	1.86%	801

4	Safeway, Inc.	Safeway, Randalls, Von’s	18	1.36%	754

5	Petsmart, Inc.		20	1.22%	380

6	The Sports Authority		11	1.12%	388

7	Best Buy, Inc.		13	1.01%	344

8	Office Depot, Inc.		24	0.97%	435

9	H E Butt Grocery		7	0.95%	367

10	Home Depot, Inc.		5	0.95%	535

11	Harris Teeter		9	0.91%	403

12	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	44	0.90%	386

13	Gap, Inc.	Gap, Old Navy, Banana Republic	18	0.85%	264

14	24 Hour Fitness Inc.		7	0.79%	179

15	Bed Bath & Beyond, Inc.		19	0.79%	392

16	Petco Animal Supplies, Inc.		21	0.74%	232

17	Whole Foods		6	0.71%	224

18	Publix Super Markets, Inc.		21	0.71%	432

19	Toys ‘R’ Us	Toys R Us, Babies R Us	9	0.67%	321

20	Raley’s	Raley’s Bel Air Markets	6	0.64%	331

21	Staples		12	0.63%	241

22	Office Max Inc.		11	0.60%	238

23	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	9	0.58%	202

24	Delhaize Group	Food Lion, Sweet Bay	10	0.58%	365

25	Thrifty Payless, Inc.	Rite Aid	16	0.58%	235

	Total		418	24.42%	10,646

Weingarten Realty Investors

Portfolio Operating Information

(in thousands at pro rata share, except percentages and # of units and leases)

	KISHORE K	KISHORE K	KISHORE K	KISHORE K	KISHORE K	KISHORE K
Lease Expirations As of March 31, 2012	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2012	5.36%	6.61%	11.11%	11.47%	6.78%	7.12%
2013	13.89%	14.38%	22.91%	23.90%	16.12%	15.38%
2014	14.35%	13.85%	16.69%	15.94%	14.93%	14.07%
2015	13.96%	13.41%	12.71%	12.66%	13.65%	13.33%
2016	13.55%	13.79%	14.58%	14.17%	13.80%	13.83%
2017-2021	28.47%	28.57%	20.12%	20.33%	26.41%	27.71%
2022-2031	9.87%	8.63%	1.88%	1.54%	7.90%	7.89%

Leasing Activity / Rent Growth
Signed Leases
	Number of Leases	Square Feet	New Rent $PSF	Prior Rent $PSF	TI’s $PSF	Cash Change in Base Rent

Three Months Ended March 31, 2012
Retail New Leases	71	255	$15.53	$14.91	$15.57	4.1%
Retail Renewals	247	1,243	14.00	13.30	-	5.3%
Industrial	28	459	4.72	4.76	0.57	-0.9%
Not Comparable Spaces	63	178

Total	409	2,135	$12.02	$11.51	$2.16	4.5%

	KISHORE K	KISHORE K	KISHORE K	KISHORE K	KISHORE K

Occupancy	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Signed Basis
Retail
Mid-Atlantic Region	91.8%	90.8%	90.5%	89.9%	89.7%
Southeast Region	93.4%	93.8%	93.4%	92.0%	92.1%
Western Region	94.2%	94.6%	94.6%	94.5%	94.5%
Mountain Region	92.3%	92.1%	92.4%	93.0%	94.1%
Central Region	94.4%	93.6%	93.3%	92.6%	91.7%

Total Retail	93.4%	93.0%	92.8%	92.4%	92.3%
Industrial	86.8%	89.5%	87.9%	88.0%	87.0%

Total	91.7%	92.1%	91.6%	91.2%	90.9%

Commenced Basis
Retail
Mid-Atlantic Region	90.3%	89.2%	87.8%	88.1%	87.1%
Southeast Region	89.9%	89.9%	89.4%	89.6%	88.5%
Western Region	92.0%	93.4%	90.8%	90.6%	90.5%
Mountain Region	89.3%	90.8%	90.6%	91.1%	92.6%
Central Region	92.5%	91.8%	90.1%	89.0%	88.8%

Total Retail	91.1%	91.1%	89.8%	89.6%	89.5%
Industrial	84.0%	84.0%	86.4%	86.1%	85.8%

Total	89.3%	89.3%	88.9%	88.7%	88.5%

	KISHORE K	KISHORE K
Same Property Net Operating Income Growth (1) Cash Basis

	Three Months Ended March 31,
	2012	2011
Retail
Central Region	8.0%	-1.1%
Mountain Region	-0.8%	5.2%
Western Region	8.5%	-0.3%
Mid-Atlantic Region	4.2%	-1.0%
Southeast Region	3.0%	-0.1%

Total Retail	4.8%	0.5%
Industrial	-3.1%	-1.1%

Total	4.0%	0.4%

(1)

Same Property NOI Growth includes the company’s share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors

Total Net Operating Income by Geographic Region (1)

(in thousands at pro rata share, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2012	%	2011	%	2011	%	2010	%	2009	%	2008	%

Western Region
California	$13,974	13.7%	$12,826	13.1%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%
Oregon	546	0.5%	314	0.3%	1,349	0.3%	1,345	0.3%	1,342	0.3%	1,385	0.3%
Washington	359	0.4%	356	0.4%	1,978	0.5%	1,171	0.3%	1,124	0.3%	1,193	0.3%

Total Western Region	14,880	14.6%	13,496	13.8%	56,945	14.0%	53,459	13.7%	52,602	13.3%	53,754	12.7%

Mountain Region
Nevada	$7,652	7.5%	$7,742	7.8%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%	$34,360	8.1%
Arizona	6,441	6.3%	6,664	6.8%	25,450	6.3%	24,287	6.2%	26,845	6.8%	26,181	6.2%
Colorado	3,525	3.5%	2,851	2.9%	12,485	3.1%	10,099	2.6%	9,136	2.3%	10,779	2.4%
New Mexico	1,074	1.1%	1,441	1.5%	4,993	1.2%	5,250	1.4%	8,714	2.2%	11,355	2.7%
Utah	892	0.9%	864	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%	3,614	0.9%

Total Mountain Region	19,584	19.3%	19,563	19.9%	76,947	19.0%	74,090	19.1%	79,757	20.2%	86,289	20.3%

Central Region
Texas	$31,685	31.1%	$30,122	30.5%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%	$124,407	29.2%
Louisiana	2,077	2.0%	1,923	2.0%	8,272	2.0%	7,715	2.0%	8,363	2.1%	10,907	2.6%
Illinois	764	0.8%	759	0.8%	2,556	0.6%	2,065	0.5%	2,960	0.7%	3,129	0.7%
Arkansas	751	0.7%	273	0.3%	3,106	0.8%	2,732	0.7%	3,048	0.8%	3,006	0.7%
Oklahoma	257	0.3%	248	0.3%	1,083	0.3%	1,034	0.3%	975	0.2%	955	0.2%
Kansas	241	0.2%	271	0.3%	1,061	0.3%	3,019	0.8%	1,875	0.5%	1,949	0.5%
Missouri	199	0.2%	497	0.5%	1,181	0.3%	1,214	0.3%	1,405	0.4%	1,182	0.3%

Total Central Region	35,973	35.3%	34,092	34.7%	146,799	36.3%	138,814	35.7%	132,080	33.4%	145,535	34.2%

Mid-Atlantic Region
North Carolina	$6,587	6.5%	$6,385	6.4%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%	$26,978	6.4%
Georgia	4,976	4.9%	5,302	5.4%	19,845	4.9%	21,798	5.6%	22,643	5.7%	25,039	5.9%
Kentucky	2,045	2.0%	1,791	1.8%	6,890	1.7%	7,019	1.8%	6,766	1.7%	6,629	1.6%
Tennessee	1,779	1.7%	1,671	1.7%	7,491	1.8%	6,261	1.6%	5,009	1.3%	7,015	1.6%
Virginia	895	0.9%	855	0.9%	3,551	0.9%	3,634	0.9%	3,626	0.9%	2,551	0.6%
South Carolina	71	0.1%	63	0.1%	268	0.1%	285	0.1%	306	0.1%	277	0.1%
Maine	41	0.0%	10	0.0%	214	0.1%	321	0.1%	355	0.1%	278	0.1%

Total Mid-Atlantic Region	16,394	16.1%	16,078	16.3%	63,915	15.8%	64,186	16.5%	64,181	16.3%	68,767	16.3%

Southeast Region
Florida	$14,908	14.7%	$14,987	15.3%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%	$70,335	16.5%

Total Southeast Region	14,908	14.7%	14,987	15.3%	60,361	14.9%	58,135	15.0%	66,170	16.8%	70,335	16.5%

Total Net Operating Income	$101,739	100.0%	$98,215	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%

(1)

The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 10% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors

Average Base Rents by CBSA

As of 3/31/2012

(in thousands at pro rata share, except per square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of Properties	GLA	Total ABR	SF	Rents	Rents	SF	Rents	Rents
				Greater than 10K SF			Less than 10K SF

Retail
West Region
Los Angeles-Long Beach et al, CA	3	584	$16.88	395	$5,404	$13.67	156	$3,894	$25.04
Madera, CA	1	85	$12.51	52	$527	$10.13	29	$483	$16.82
Modesto, CA	1	79	$14.99	47	$557	$11.74	22	$479	$22.11
Redding, CA	2	151	$16.05	91	$859	$9.43	53	$1,452	$27.48
Riverside et al, CA	5	734	$18.98	389	$5,400	$13.87	263	$6,976	$26.56
Sacramento—Arden et al, CA	5	625	$15.22	116	$678	$5.85	231	$4,604	$19.92
San Diego-Carlsbad et al, CA	3	286	$22.16	162	$2,361	$14.57	106	$3,578	$33.75
San Francisco-Oakland et al, CA	3	442	$21.72	216	$3,283	$15.23	174	$5,180	$29.78
San Jose-Sunnyvale et al, CA	2	145	$21.13	66	$427	$6.50	72	$2,495	$34.43
Santa Cruz-Watsonville, CA	1	150	$15.32	37	$305	$8.14	44	$942	$21.43
Santa Rosa-Petaluma, CA	1	195	$11.26	135	$1,278	$9.49	34	$617	$18.33
Vallejo-Fair field, CA	3	362	$18.56	121	$1,148	$9.49	164	$4,146	$25.25
California	30	3,840	$17.98	1,828	$22,229	$12.16	1,347	$34,847	$25.87
Portland-Vancouver et al, OR-WA	3	120	$14.16	66	$575	$8.75	46	$1,010	$21.82
Oregon	3	120	$14.16	66	$575	$8.75	46	$1,010	$21.82
Seattle-Tacoma-Bellevue, WA	5	179	$15.77	96	$1,247	$12.97	59	$1,206	$20.28
Washington	5	179	$15.77	96	$1,247	$12.97	59	$1,206	$20.28
Total West Region	38	4,138	$17.75	1,990	$24,050	$12.09	1,453	$37,063	$25.52

Mountain Region
Lake Havasu City-Kingman, AZ	1	183	$14.42	112	$1,425	$12.67	24	$537	$22.76
Phoenix-Mesa-Scottsdale, AZ	17	1,393	$16.08	476	$4,616	$9.69	501	$11,102	$22.14
Tucson, AZ	5	632	$18.31	168	$2,098	$12.51	212	$4,857	$22.89
Arizona	23	2,209	$16.49	757	$8,139	$10.76	737	$16,495	$22.38
Colorado Springs, CO	2	299	$8.87	243	$1,824	$7.50	40	$687	$17.18
Denver-Aurora, CO	10	878	$16.56	414	$5,455	$13.17	240	$5,381	$22.40
Colorado	12	1,177	$14.24	657	$7,279	$11.07	280	$6,067	$21.66
Las Vegas-Paradise, NV	13	2,366	$15.22	1,288	$14,111	$10.96	617	$14,873	$24.10
Nevada	13	2,366	$15.22	1,288	$14,111	$10.96	617	$14,873	$24.10
Albuquerque, NM	4	431	$14.81	176	$1,672	$9.50	148	$3,133	$21.11
New Mexico	4	431	$14.81	176	$1,672	$9.50	148	$3,133	$21.11
Provo-Orem, UT	1	30	$16.08	12	$165	$13.96	18	$317	$17.46
Salt Lake City, UT	3	290	$13.18	156	$1,688	$10.83	73	$1,325	$18.23
Utah	4	320	$13.52	168	$1,852	$11.05	91	$1,642	$18.08
Total Mountain Region	56	6,503	$15.30	3,045	$33,054	$10.85	1,874	$42,211	$22.53

Central Region
Little Rock-N. Little Rock, AR	3	357	$8.88	297	$2,318	$7.80	40	$680	$16.79
Arkansas	3	357	$8.88	297	$2,318	$7.80	40	$680	$16.79
Chicago et al, IL-IN-WI	1	304	$12.38	161	$1,640	$10.19	31	$741	$23.67
Illinois	1	304	$12.38	161	$1,640	$10.19	31	$741	$23.67
Topeka, KS	1	116	$10.00	35	$350	$10.00	0	$0	$0.00
Kansas	1	116	$10.00	35	$350	$10.00	0	$0	$0.00
Hammond, LA	1	225	$8.39	48	$207	$4.28	81	$882	$10.83
Lafayette, LA	1	138	$9.80	75	$530	$7.08	62	$811	$13.07
Lake Charles, LA	4	447	$9.14	165	$1,101	$6.68	93	$1,257	$13.49
Monroe, LA	1	141	$5.58	89	$341	$3.82	45	$407	$9.07
New Orleans-Metairie-Kenner, LA	2	140	$14.94	78	$792	$10.13	61	$1,282	$21.15

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of Properties			SF	Rents	Rents	SF	Rents	Rents
		GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Shreveport-Bossier City, LA	1	5	$23.92	0	$0	$0.00	5	$122	$23.92
Louisiana	10	1,096	$9.63	456	$2,971	$6.52	347	$4,761	$13.71
St. Louis, MO-IL	2	229	$8.79	105	$832	$7.90	41	$453	$11.07
Missouri	2	229	$8.79	105	$832	$7.90	41	$453	$11.07
Oklahoma City, OK	2	164	$7.58	104	$570	$5.51	48	$581	$12.04
Oklahoma	2	164	$7.58	104	$570	$5.51	48	$581	$12.04
Amarillo, TX	1	20	$10.46	4	$29	$6.46	4	$62	$14.65
Beaumont-Port Arthur, TX	5	248	$8.22	146	$734	$5.02	84	$1,162	$13.77
Brownsville-Harlingen, TX	1	12	$17.78	0	$0	$0.00	4	$64	$17.78
College Station-Bryan, TX	1	107	$10.95	86	$923	$10.74	21	$248	$11.83
Corpus Christi, TX	1	372	$13.48	245	$2,312	$9.43	118	$2,583	$21.92
Dallas-Fort Worth-Arlington, TX	9	1,062	$13.45	493	$5,652	$11.47	356	$5,764	$16.18
Houston-Baytown-Sugar Land, TX	57	5,069	$14.66	2,957	$30,954	$10.47	1,729	$37,750	$21.83
Killeen-Temple-Fort Hood, TX	1	115	$12.15	98	$1,084	$11.04	14	$275	$20.19
Laredo, TX	2	375	$14.51	219	$2,451	$11.17	97	$2,135	$22.06
Lubbock, TX	1	152	$12.59	53	$492	$9.29	27	$511	$19.10
Lufkin, TX	1	248	$9.05	124	$940	$7.57	21	$375	$17.72
McAllen-Edinburg-Pharr, TX	7	494	$13.32	315	$3,500	$11.12	83	$1,795	$21.71
Rio Grande City, TX	1	88	$11.46	76	$804	$10.63	11	$189	$17.16
San Antonio, TX	7	596	$13.05	311	$2,987	$9.59	186	$3,504	$18.85
Tyler, TX	1	60	$7.95	33	$212	$6.35	20	$209	$10.69
Texas	96	9,018	$13.82	5,162	$53,075	$10.28	2,774	$56,627	$20.41
Total Central Region	115	11,284	$13.08	6,319	$61,755	$9.77	3,282	$63,843	$19.45

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	15	1,545	$16.24	544	$6,397	$11.76	472	$10,101	$21.39
Gainesville, GA	1	29	$15.86	21	$239	$11.31	8	$219	$28.19
Georgia	16	1,574	$16.23	565	$6,636	$11.74	480	$10,321	$21.50
Lexington-Fayette, KY	3	442	$13.60	218	$2,039	$9.34	163	$3,154	$19.29
Louisville, KY-IN	1	169	$12.18	93	$848	$9.17	69	$1,123	$16.21
Kentucky	4	611	$13.18	311	$2,887	$9.29	233	$4,277	$18.37
Charlotte-Gastonia et al, NC-SC	4	319	$17.03	154	$2,136	$13.91	119	$2,512	$21.05
Durham, NC	5	227	$16.31	83	$1,122	$13.45	71	$1,399	$19.65
Raleigh-Cary, NC	11	1,536	$13.43	573	$5,156	$8.99	441	$8,476	$19.20
Southern Pines-Pinehurst, NC	1	252	$10.03	96	$511	$5.34	74	$1,188	$16.13
Wilmington, NC	2	146	$13.90	49	$464	$9.50	35	$699	$20.06
North Carolina	23	2,481	$13.96	955	$9,389	$9.83	741	$14,274	$19.28
Hilton Head Island-Beaufort, SC	1	22	$14.92	5	$47	$9.00	13	$232	$17.23
South Carolina	1	22	$14.92	5	$47	$9.00	13	$232	$17.23
Memphis, TN-MS-AR	6	573	$13.12	374	$4,113	$10.99	164	$2,947	$18.02
Tennessee	6	573	$13.12	374	$4,113	$10.99	164	$2,947	$18.02
Total Mid-Atlantic Region	50	5,260	$14.35	2,210	$23,072	$10.44	1,630	$32,050	$19.66

Southeast Region
Fort Walton Beach et al, FL	2	70	$14.69	50	$663	$13.19	17	$323	$19.19
Jacksonville, FL	5	434	$11.37	267	$2,432	$9.11	81	$1,526	$18.78
Miami-Fort Lauderdale et al, FL	17	1,110	$15.70	572	$5,924	$10.36	387	$9,130	$23.61
Orlando, FL	14	3,058	$15.33	1,055	$13,008	$12.33	478	$10,494	$21.95
Palm Bay-Melbourne et al, FL	3	182	$11.46	49	$403	$8.28	49	$720	$14.61
Port St. Lucie-Fort Pierce, FL	1	51	$14.00	24	$307	$12.93	5	$92	$19.35
Punta Gorda, FL	2	25	$16.51	15	$224	$14.88	6	$120	$20.74
Sarasota-Bradenton-Venice, FL	1	97	$10.46	46	$324	$7.13	32	$491	$15.14
Tampa-St. Petersburg et al, FL	5	1,098	$13.56	674	$7,429	$11.02	295	$5,721	$19.37
Florida	50	6,126	$14.46	2,752	$30,715	$11.16	1,350	$28,617	$21.19
Total Southeast Region	50	6,126	$14.46	2,752	$30,715	$11.16	1,350	$28,617	$21.19

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of Properties			SF	Rents	Rents	SF	Rents	Rents
		GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Total Retail	309	33,311	$14.53	16,316	$172,646	$10.58	9,589	$203,784	$21.25

Industrial
West Region
San Diego-Carlsbad et al, CA	1	121	$6.27	41	$251	$6.15	1	$14	$9.66
California	1	121	$6.27	41	$251	$6.15	1	$14	$9.66

Total West Region	1	121	$6.27	41	$251	$6.15	1	$14	$9.66

Central Region
Austin-Round Rock, TX	6	428	$9.78	103	$1,089	$10.57	283	$2,685	$9.49
Dallas-Fort Worth-Arlington, TX	16	2,516	$4.67	1,538	$6,521	$4.24	425	$2,648	$6.23
Houston-Baytown-Sugar Land, TX	23	2,885	$5.41	1,889	$9,424	$4.99	310	$2,487	$8.02
San Antonio, TX	4	687	$5.45	390	$2,190	$5.61	206	$1,061	$5.16
Texas	49	6,517	$5.46	3,920	$19,224	$4.90	1,224	$8,881	$7.26

Total Central Region	49	6,517	$5.46	3,920	$19,224	$4.90	1,224	$8,881	$7.26

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	7	1,057	$3.51	764	$2,675	$3.50	0	$0	$0.00
Georgia	7	1,057	$3.51	764	$2,675	$3.50	0	$0	$0.00
Memphis, TN-MS-AR	3	685	$2.62	588	$1,537	$2.62	2	$8	$4.25
Tennessee	3	685	$2.62	588	$1,537	$2.62	2	$8	$4.25
Richmond, VA	9	903	$4.60	770	$3,509	$4.56	4	$51	$13.76
Virginia	9	903	$4.60	770	$3,509	$4.56	4	$51	$13.76
Total Mid-Atlantic Region	19	2,645	$3.66	2,121	$7,720	$3.64	6	$59	$10.57

Southeast Region
Lakeland, FL	1	600	$4.22	600	$2,534	$4.22	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.03	680	$2,721	$4.00	17	$91	$5.32
Florida	4	1,496	$4.12	1,280	$5,255	$4.11	17	$91	$5.32

Total Southeast Region	4	1,496	$4.12	1,280	$5,255	$4.11	17	$91	$5.32

Total Industrial	73	10,779	$4.82	7,362	$32,449	$4.41	1,248	$9,045	$7.25

Average base rent per leased SF excludes ground leases.

Joint venture properties are reflected at WRI’s pro rata share.

Occupied SF based on commenced leases.

# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list.

Property Listing

Weingarten Realty Investors

Summary Property Listing

As of March 31, 2012

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	24	2,230,137	-	1,724,034	3,954,171
Arkansas	3	357,010	-	-	357,010
California	31	3,960,556	879,129	1,229,726	6,069,411
Colorado	12	1,177,074	642,683	1,429,083	3,248,840
Florida	55	7,827,210	3,974,929	1,447,862	13,249,999
Georgia	23	2,751,446	935,166	1,058,578	4,745,190
Illinois	1	303,566	-	-	303,566
Kansas	1	115,716	-	-	115,716
Kentucky	4	610,815	-	127,614	738,429
Louisiana	10	1,137,503	268,491	535,617	1,941,611
Missouri	2	229,282	28,367	-	257,649
Nevada	12	2,365,942	-	1,250,305	3,616,247
New Mexico	4	431,030	-	306,157	737,187
North Carolina	23	2,480,683	181,859	700,600	3,363,142
Oklahoma	2	163,996	-	-	163,996
Oregon	3	119,871	90,777	62,600	273,248
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,272,499	677,263	154,340	2,104,102
Texas	146	15,875,916	5,529,980	3,231,450	24,637,347
Utah	4	320,168	89,748	434,465	844,381
Virginia	10	902,881	1,601,942	217,147	2,721,970
Washington	5	178,535	327,497	65,346	571,378

Grand Total	385	44,833,366	15,292,421	13,974,924	74,100,710

Total Retail	309	33,485,217	10,155,934	13,189,599	56,830,749
Total Industrial	73	11,067,864	5,136,487	785,325	16,989,676
Total Other	3	280,285	-	-	280,285

Footnotes for detail property listing

(1)	Denotes partial ownership. The square feet figures represent WRI’s proportionate ownership of the property held by the joint venture or partnership.

(2)	Denotes property currently under development.

(3)	Denotes properties that are not consolidated for SEC reporting purposes.

(4)	Denotes single tenant retail property.

(+)	Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTES:	Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

              Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Retail
Operating Properties

Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ	Target (O.B.O.), Kohls (O.B.O.), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.0%		183,393	0	213,309	396,702	14.42	84.2%
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Office Max, PetSmart, Dollar Tree	100.0%		103,568	0	74,651	178,219	17.48	97.5%
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ	Whole Foods +	100.0%		129,822	0	3,198	133,020	25.28	100.0%
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ	Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.), Borders (O.B.O.)	100.0%		29,834	0	164,475	194,309	21.09	100.0%
Fry’s Ellsworth Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.)	100.0%		9,034	0	64,574	73,608	23.39	100.0%
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.0%		45,751	0	62,800	108,551	22.67	100.0%
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.0%		69,212	0	129,800	199,012	17.05	92.3%
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ	Hobby Lobby, Dollar Tree	100.0%		92,626	0	14,112	106,738	11.14	94.6%
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Office Max	100.0%		134,495	0	108,220	242,715	12.51	95.4%
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.0%		40,025	0	279,042	319,067	24.42	93.0%
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ	Fresh N Easy +, Family Dollar, Leon Furniture	100.0%		66,787	0	5,383	72,170	9.61	98.9%
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ	Sunflower Farmers Market +	100.0%		60,728	0	0	60,728	24.90	94.1%
Desert Village	Phoenix-Mesa-Scottsdale, AZ	AJ Fine Foods +, CVS Pharmacy	100.0%		101,685	0	5,386	107,071	20.71	92.2%
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.0%		113,536	0	192,052	305,588	9.55	93.8%
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ	Safeway + (O.B.O.)	100.0%		10,237	0	138,146	148,383	27.53	67.6%
Basha’s Valley Plaza	Phoenix-Mesa-Scottsdale, AZ	Ross Dress for Less, Anna’s Linens	100.0%		145,518	0	8,362	153,880	18.54	57.3%
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ	Office Max, Ace Hardware	100.0%		82,757	0	4,622	87,379	11.10	100.0%
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ	Fry’s Food & Drug +, Petco, Dollar Tree	100.0%		157,607	0	0	157,607	14.01	96.1%
Entrada de Oro	Tucson, AZ	Wal-Mart Neighborhood Market +	100.0%		88,665	0	20,410	109,075	18.04	95.5%
Madera Village	Tucson, AZ	Safeway +, Walgreens, Dollar Tree	100.0%		96,732	0	10,161	106,893	11.57	97.7%
Oracle Crossings	Tucson, AZ	Sprouts Farmers Market +, Kohl’s, Home Goods	100.0%		253,163	0	10,000	263,163	17.70	97.0%
Oracle Wetmore	Tucson, AZ	Home Depot (O.B.O.), PetSmart, Walgreens, Ulta	100.0%		149,912	0	193,128	343,040	27.17	94.1%
Shoppes at Bears Path	Tucson, AZ	Osco Drug (O.B.O.)	100.0%		43,928	0	22,203	66,131	15.26	81.8%

Arizona Total:	# of Properties: 23				2,209,015	0	1,724,034	3,933,049

Arkansas
Markham Square	Little Rock-N. Little Rock, AR	Burlington Coat Factory, Ross Dress for Less	100.0%		125,884	0	0	125,884	7.13	90.8%
Markham West	Little Rock-N. Little Rock, AR	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.0%		178,500	0	0	178,500	9.91	100.0%
Westgate	Little Rock-N. Little Rock, AR	SteinMart	100.0%		52,626	0	0	52,626	9.30	100.0%

Arkansas Total:	# of Properties: 3				357,010	0	0	357,010

California
Centerwood Plaza	Los Angeles-Long Beach et al, CA	Bestway Supermarket +, Buck-A-Roos	100.0%		75,486	0	0	75,486	9.05	100.0%
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA	Ralph’s +, Dollar Tree	100.0%		90,805	0	24,535	115,340	21.97	98.9%
Westminster Center	Los Angeles-Long Beach et al, CA	Albertsons +, Rite Aid, Ross Dress for Less, Home Depot, Petco	100.0%		417,820	0	7,870	425,690	17.03	97.3%
Hallmark Town Center	Madera, CA	Food 4 Less +, Bally Total Fitness	100.0%		85,066	0	13,293	98,359	12.51	97.5%
Marshalls Plaza	Modesto, CA	Marshalls, Dress Barn, Guitar Center	100.0%		78,752	0	7,200	85,952	14.99	91.8%
Shasta Crossroads	Redding, CA	Food Maxx +, Target (O.B.O.)	100.0%		121,183	0	55,683	176,866	17.00	95.4%

Shasta Crossroads (II)	Redding, CA	Sports Authority	40.0%	(1)(3)	30,314	45,471	0	75,785	12.20	88.8%
Jess Ranch Marketplace	Riverside et al, CA	Winco Foods + (O.B.O.), Burlington Coat Factory, PetSmart, Rite Aid, Big 5	50.0%	(1)(3)	104,384	104,384	99,170	307,937	19.10	99.4%
Jess Ranch Phase III	Riverside et al, CA	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.0%	(1)(3)	89,794	89,794	5,532	185,121	18.69	93.8%
Chino Hills Marketplace	Riverside et al, CA	Von’s +, Rite Aid, Dollar Tree, 24 Hour Fitness	100.0%		311,034	0	0	311,034	19.43	91.1%
Menifee Town Center	Riverside et al, CA	Ralph’s +, Ross Dress for Less, Dollar Tree	100.0%		124,431	0	124,303	248,734	15.66	100.0%

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
						Joint			Average
			WRI		WRI	Venture	Owned by		Base Rent	Occupancy
Center	CBSA	Anchors	Owned %	Foot Notes	Owned	Share	Other	Total	(ABR)%

Stoneridge Town Centre	Riverside et al, CA	Super Target + (O.B.O), Best Buy, Office Max, Kohl’s (O.B.O.)	67.0%	(1)(3)	104,692	51,565	275,015	431,272	22.96	83.5%
Prospectors Plaza	Sacramento--Arden et al, CA	SaveMart +, Kmart, Long’s Drug Store	100.0%		228,345	0	8,614	236,959	22.60	93.2%
Arcade Square	Sacramento--Arden et al, CA	Grocery Outlet +	100.0%		76,497	0	0	76,497	14.47	77.5%
Discovery Plaza	Sacramento--Arden et al, CA	Bel Air Market +	100.0%		93,398	0	0	93,398	16.18	90.5%
Summerhill Plaza	Sacramento--Arden et al, CA	Raley’s +, Dollar Tree	100.0%		128,880	0	0	128,880	10.84	92.2%
Valley	Sacramento--Arden et al, CA	Raley’s +	100.0%		98,240	0	8,765	107,005	17.96	91.4%
El Camino Promenade	San Diego-Carlsbad et al, CA	T.J. Maxx, Staples, Dollar Tree, Beverages & More	100.0%		129,676	0	0	129,676	23.19	98.9%
Rancho San Marcos Village	San Diego-Carlsbad et al, CA	Von’s +, 24 Hour Fitness	100.0%		120,829	0	11,860	132,689	18.09	94.1%
San Marcos Plaza	San Diego-Carlsbad et al, CA	Albertsons + (O.B.O.)	100.0%		35,880	0	45,206	81,086	31.66	93.9%
580 Market Place	San Francisco-Oakland et al, CA	Safeway +, 24 Hour Fitness, Petco	100.0%		100,165	0	0	100,165	30.12	98.6%
Fremont Gateway Plaza	San Francisco-Oakland et al, CA	Raley’s +, 24 Hour Fitness, Big Cinemas	100.0%		194,601	0	167,100	361,701	18.87	96.5%
Greenhouse Marketplace	San Francisco-Oakland et al, CA	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U	100.0%		147,063	0	89,769	236,832	19.58	97.5%
Silver Creek Plaza	San Jose-Sunnyvale et al, CA	Safeway +, Walgreens, Orchard Supply (O.B.O.)	100.0%		132,925	0	65,000	197,925	21.33	100.0%
Tully Corners Shopping Center	San Jose-Sunnyvale et al, CA	Food Maxx +, Petco	10.0%	(1)(3)	11,599	104,393	0	115,992	18.84	96.4%
Freedom Centre	Santa Cruz-Watsonville, CA	Safeway +, Rite Aid, Big Lots, Ace Hardware	100.0%		150,241	0	0	150,241	15.32	92.1%
Stony Point Plaza	Santa Rosa-Petaluma, CA	Food Maxx +, Ross Dress for Less, Fallas Paredes	100.0%		195,129	0	5,442	200,571	11.26	89.1%
Southampton Center	Vallejo-Fairfield, CA	Raley’s +, Ace Hardware	100.0%		162,764	0	0	162,764	19.83	97.1%
Sunset Center	Vallejo-Fairfield, CA	Rite Aid, In-Shape City	100.0%		85,238	0	13,041	98,279	14.89	90.6%
Creekside Center	Vallejo-Fairfield, CA	Raley’s +	100.0%		114,445	0	0	114,445	20.20	97.7%
California Total:	# of Properties: 30				3,839,676	395,607	1,027,398	5,262,681

Colorado

Academy Place	Colorado Springs, CO	Safeway + (O.B.O.), Target (O.B.O.), Ross Dress For Less	100.0%		83,878	0	206,586	290,464	12.12	91.8%
Uintah Gardens	Colorado Springs, CO	King Sooper’s +, Dollar Tree, Ace Hardware, Walgreens, Petco	100.0%		214,774	0	0	214,774	7.76	100.0%
Aurora City Place	Denver-Aurora, CO	Super Target + (O.B.O.), Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart	50.0%	(1)(3)	180,478	180,478	182,000	542,957	15.91	79.0%
Green Valley Ranch Towne Center	Denver-Aurora, CO	King Sooper’s + (O.B.O.)	50.0%	(1)(3)	28,474	28,474	58,000	114,947	21.19	78.0%
Lowry Town Center	Denver-Aurora, CO	Albertsons + (O.B.O.)	50.0%	(1)(3)	38,349	38,349	52,700	129,398	25.26	88.6%
Edgewater Marketplace	Denver-Aurora, CO	King Sooper’s +, Ace Hardware, Target (O.B.O.)	100.0%		145,780	0	126,000	271,780	10.11	91.3%
CityCenter Englewood	Denver-Aurora, CO	Wal-Mart (O.B.O.), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness	51.0%	(1)(3)	137,346	131,960	90,000	359,305	16.51	94.0%
Cherry Creek	Denver-Aurora, CO	Sports Authority, PetsMart, Target (O.B.O.)	100.0%		78,148	0	194,523	272,671	24.85	100.0%
Crossing at Stonegate	Denver-Aurora, CO	King Sooper’s +	51.0%	(1)(3)	55,620	53,438	0	109,058	14.97	98.3%
Thorncreek Crossing	Denver-Aurora, CO	Sunflower Farmers Market +, Super Target + (O.B.O.), Barnes & Noble, Cost Plus, Michael’s, OfficeMax, Dollar Tree	51.0%	(1)(3)	108,190	103,947	174,000	386,137	14.82	97.3%
Westminster Plaza	Denver-Aurora, CO	Safeway +, Walgreens (O.B.O.)	50.0%	(1)	48,506	48,506	14,100	111,113	18.46	92.8%
Colorado Total:	# of Properties: 11				1,119,543	585,152	1,097,909	2,802,604

Florida

Paradise Key at Kelly Plantation	Fort Walton Beach et al, FL	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.0%	(1)(3)	27,178	244,599	0	271,777	12.90	94.1%
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	Big Lots, Best Buy, PetSmart, Office Depot, Michaels	25.0%	(1)(3)	42,917	128,752	0	171,669	15.80	96.7%
Argyle Village	Jacksonville, FL	Publix +, Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.0%		315,497	0	0	315,497	10.69	91.7%
Atlantic North	Jacksonville, FL	Academy	50.0%	(1)(3)(4)	33,842	33,842	0	67,685	N/A	100.0%
Atlantic West	Jacksonville, FL	T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, Kohl’s (O.B.O.)	50.0%	(1)(3)	33,736	33,736	96,010	163,481	11.83	100.0%
Kernan Village	Jacksonville, FL	Walmart (O.B.O.), Ross Dress for Less, Petco	50.0%	(1)(3)	42,652	42,652	203,622	288,925	16.43	92.4%
Epic Village - St. Augustine	Jacksonville, FL	Epic Theaters (O.B.O.)	70.0%	(1)	8,542	3,661	51,977	64,180	20.79	86.6%
Boca Lyons	Miami-Fort Lauderdale et al, FL	Ross Dress for Less, Ethan Allen, Deal$	100.0%		117,515	0	0	117,515	18.96	94.6%
Embassy Lakes	Miami-Fort Lauderdale et al, FL	Winn Dixie +, Tuesday Morning	100.0%		131,723	0	48,214	179,937	13.09	87.3%
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	Publix +, Target, CVS/pharmacy	20.0%	(1)(3)	72,957	291,828	43,724	408,509	17.98	97.1%

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	Winn Dixie +, T.J. Maxx, Dollar Tree	100.0%		161,429	0	0	161,429	14.61	97.5%
Palm Lakes Plaza	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.0%	(1)(3)	22,750	91,002	0	113,752	11.52	83.8%
Kendall Corners	Miami-Fort Lauderdale et al, FL	Ashley Furniture	20.0%	(1)(3)	19,294	77,178	0	96,472	28.08	91.8%
South Dade	Miami-Fort Lauderdale et al, FL	Publix +, Bed Bath & Beyond, Petco, Chuck E. Cheese	20.0%	(1)(3)	43,895	175,578	0	219,473	14.41	92.8%
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	Publix +, CVS/pharmacy	20.0%	(1)(3)	22,173	88,694	21,697	132,564	14.52	91.8%
Northridge	Miami-Fort Lauderdale et al, FL	Publix +, Petco, Ross Dress for Less, Dollar Tree, Bally Total Fitness	20.0%	(1)(3)	47,214	188,855	3,028	239,097	16.66	96.7%
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	BJ’s Wholesale Club +	30.0%	(1)	43,696	101,956	21,588	167,240	12.49	94.8%
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Publix +	20.0%	(1)(3)	25,292	101,167	21,976	148,435	17.07	98.2%
Flamingo Pines	Miami-Fort Lauderdale et al, FL	Wal-Mart Supercenter + (O.B.O.), U.S. Post Office, Florida Technical College	100.0%		139,462	0	127,299	266,761	18.90	98.2%
Pembroke Commons	Miami-Fort Lauderdale et al, FL	Publix +, Marshalls, Office Depot, LA Fitness, Dollar Tree	20.0%	(1)(3)	60,914	243,658	20,257	324,829	13.34	98.1%
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	Publix +	100.0%		69,475	0	0	69,475	14.03	81.6%
Vizcaya Square	Miami-Fort Lauderdale et al, FL	Winn Dixie +	100.0%		112,410	0	0	112,410	14.33	95.0%
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	Publix +	25.0%	(1)(3)	19,080	57,241	0	76,321	14.97	89.2%
Colonial Landing	Orlando, FL	PetSmart, Sports Authority, Bed Bath & Beyond	50.0%	(1)	131,504	131,504	0	263,007	13.40	87.7%
Colonial Plaza	Orlando, FL	Staples, Ross Dress for Less, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.0%		502,182	0	0	502,182	13.45	99.7%
International Drive Value Center	Orlando, FL	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.0%	(1)(3)	37,133	148,531	0	185,664	7.56	76.6%
Market at Southside	Orlando, FL	Ross Dress for Less, Beall’s, Dollar Tree	100.0%		95,128	0	64,627	159,755	10.06	97.4%
Phillips Crossing	Orlando, FL	Whole Foods +, Golf Galaxy, Michaels	100.0%		145,644	0	0	145,644	25.98	97.7%
Phillips Landing	Orlando, FL	Wal-Mart (O.B.O.), Planet Fitness	100.0%		66,223	0	219,815	286,038	18.48	87.3%
The Marketplace at Dr. Phillips	Orlando, FL	Stein Mart, Home Goods, Morton’s of Chicago, Office Depot	20.0%	(1)(3)	65,222	260,886	0	326,108	20.96	87.5%
The Shoppes at South Semoran	Orlando, FL	Dollar Tree, Walmart	100.0%		101,486	0	0	101,486	15.06	100.0%
Westland Terrace Plaza	Orlando, FL	T.J. Maxx, Petco, Shoe Carnival	100.0%		77,521	0	0	77,521	11.71	93.9%
Alafaya Square	Orlando, FL	Publix +	20.0%	(1)(3)	35,297	141,189	0	176,486	12.07	82.4%
University Palms	Orlando, FL	Publix +	30.0%	(1)	29,752	69,420	5,955	105,127	13.20	92.7%
Marketplace at Seminole Towne Center	Orlando, FL	Super Target + (O.B.O.), Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco	100.0%		302,110	0	181,913	484,023	14.58	97.3%
Winter Park Corners	Orlando, FL	Whole Foods Market +	100.0%		102,382	0	0	102,382	19.38	91.6%
Indian Harbour Place	Palm Bay-Melbourne et al, FL	Publix +, Beall’s	25.0%	(1)(3)	40,880	122,641	0	163,521	11.74	99.3%
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	Publix +	25.0%	(1)(3)	29,707	89,121	0	118,828	10.06	75.4%
Lake Washington Square	Palm Bay-Melbourne et al, FL	Tuesday Morning	100.0%		111,811	0	0	111,811	11.99	81.4%
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	City Furniture, Ross Dress for Less, Best Buy, PetSmart, Marshalls, CVS (O.B.O)	20.0%	(1)(3)	50,823	203,291	14,354	268,468	14.00	98.4%
Quesada Commons	Punta Gorda, FL	Publix +	25.0%	(1)(3)	14,722	44,168	0	58,890	13.19	92.9%
Shoppes of Port Charlotte	Punta Gorda, FL	Chick-Fil-A	25.0%	(1)(3)(4)	980	2,941	0	3,921	N/A	100.0%
Shoppes of Port Charlotte	Punta Gorda, FL	Petco	25.0%	(1)(3)	10,253	30,758	0	41,011	21.62	90.2%
Venice Pines	Sarasota-Bradenton-Venice, FL	Sweet Bay +	100.0%		97,303	0	0	97,303	10.46	80.1%
Countryside Centre	Tampa-St. Petersburg et al, FL	T.J. Maxx, Home Goods, Dick’s Sporting Goods, Ross Dress for Less	100.0%		248,201	0	0	248,201	16.50	92.2%
Sunset 19	Tampa-St. Petersburg et al, FL	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.0%		275,910	0	0	275,910	11.80	98.6%
Largo Mall	Tampa-St. Petersburg et al, FL	Albertsons + (O.B.O.), Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, Target (O.B.O.)	100.0%		377,644	0	197,631	575,275	15.10	93.6%
East Lake Woodlands	Tampa-St. Petersburg et al, FL	Sweetbay +, Walgreens	20.0%	(1)(3)	28,123	112,494	0	140,617	13.91	81.8%
Palms of Carrollwood	Tampa-St. Petersburg et al, FL	The Fresh Market +, Bed Bath & Beyond	100.0%		167,887	0	0	167,887	13.08	81.9%
Florida Total:	# of Properties: 48				4,759,471	3,261,343	1,343,687	9,364,499

Georgia
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Ross Dress for Less, Petco	100.0%		136,848	0	195,196	332,044	15.72	94.8%
Mansell Crossing	Atlanta-Sandy Springs et al, GA	buybuy BABY, Ross Dress for Less, Rooms to Go	20.0%	(1)(3)	20,586	82,345	0	102,931	12.46	100.0%
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA	DSW, LA Fitness, Shopper’s World, American Signature	100.0%		196,283	0	31,720	228,003	14.14	99.1%
Cherokee Plaza	Atlanta-Sandy Springs et al, GA	Kroger +	30.0%	(1)	29,925	69,824	0	99,749	21.05	85.8%

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Perimeter Village	Atlanta-Sandy Springs et al, GA	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Hobby Lobby	100.0%		374,060	0	0	374,060	18.04	98.1%
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA	Publix +	20.0%	(1)(3)	13,681	54,726	3,800	72,207	14.90	89.5%
Brookwood Square	Atlanta-Sandy Springs et al, GA	Marshalls	100.0%		234,501	0	0	234,501	10.78	43.7%
Dallas Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%		25,158	0	70,104	95,262	22.84	94.0%
Reynolds Crossing	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%		45,758	0	70,225	115,983	24.73	100.0%
Grayson Commons	Atlanta-Sandy Springs et al, GA	Kroger +	100.0%		76,611	0	0	76,611	14.33	94.6%
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA	Publix +	30.0%	(1)	21,835	50,949	0	72,784	13.24	93.2%
Brownsville Commons	Atlanta-Sandy Springs et al, GA	Kroger + (O.B.O.)	100.0%		27,747	0	54,139	81,886	21.88	45.6%
Roswell Corners	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Staples, T.J. Maxx	100.0%		136,124	0	177,890	314,014	16.23	97.7%
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA	Super Target + (O.B.O.), Home Depot, Bed Bath & Beyond, Office Max	100.0%		199,594	0	197,701	397,295	17.40	94.9%
Thompson Bridge Commons	Gainesville, GA	Kroger +	30.0%	(1)	28,676	66,911	0	95,587	15.86	93.4%
Georgia Total:	# of Properties: 15				1,567,387	324,755	800,775	2,692,917

Illinois
Burbank Station	Chicago et al, IL-IN-WI	Food For Less +, Babies “R” Us, AJ Wright, Office Max, The Sports Authority, PetSmart	100.0%		303,566	0	0	303,566	12.38	98.7%
Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Kohl’s	Topeka, KS	Barnes & Noble, Kohl’s	100.0%		115,716	0	0	115,716	10.00	100.0%
Kansas Total:	# of Properties: 1				115,716	0	0	115,716

Kentucky
Millpond Center	Lexington-Fayette, KY	Kroger +	100.0%		124,567	0	27,000	151,567	10.08	89.0%
Regency Shopping Centre	Lexington-Fayette, KY	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.0%		142,972	0	46,044	189,016	12.90	87.1%
Tates Creek	Lexington-Fayette, KY	Kroger +, Rite Aid	100.0%		174,290	0	5,160	179,450	15.25	97.4%
Festival at Jefferson Court	Louisville, KY-IN	Kroger +, PetSmart (O.B.O.), Staples, Factory Card Outlet	100.0%		168,986	0	49,410	218,396	12.18	98.4%
Kentucky Total:	# of Properties: 4				610,815	0	127,614	738,429

Louisiana
Town & Country Plaza	Hammond, LA	Winn Dixie +, Office Depot, CVS/pharmacy, Ross Dress for Less	100.0%		224,827	0	0	224,827	8.39	94.2%
Westwood Village	Lafayette, LA	Rouses Supermarket +, Stage, CVS	100.0%		138,034	0	0	138,034	9.80	99.2%
14/Park Plaza	Lake Charles, LA	Conn’s, Anna’s Linens, Family Dollar, Citi Trends	100.0%		172,068	0	0	172,068	7.60	86.4%
K-Mart Plaza	Lake Charles, LA	Albertsons +, Kmart, Dollar Tree	50.0%	(1)(3)	107,974	107,974	16,442	232,390	8.29	100.0%
Prien Lake Plaza	Lake Charles, LA	Target (O.B.O.), Marshalls (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.0%		8,243	0	205,375	213,618	22.25	100.0%
Southgate	Lake Charles, LA	Market Basket +, Office Depot, Books-A-Million	100.0%		158,587	0	0	158,587	9.75	81.7%
Danville Plaza	Monroe, LA	County Market +, Citi Trends, Surplus Warehouse	100.0%		141,218	0	0	141,218	5.58	96.6%
Manhattan Place	New Orleans-Metairie-Kenner, LA	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.0%		137,315	0	139,300	276,615	15.02	98.9%
Orleans Station	New Orleans-Metairie-Kenner, LA	Car Care Center	100.0%	(4)	3,000	0	0	3,000	N/A	100.0%
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	20.4%	(1)(3)	41,137	160,517	174,500	376,154	23.29	98.1%
University Place	Shreveport-Bossier City, LA	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	100.0%		5,100	0	0	5,100	23.92	98.1%
Louisiana Total:	# of Properties: 10				1,137,503	268,491	535,617	1,941,611

Missouri
Ballwin Plaza	St. Louis, MO-IL	Schnucks +, Michaels, Club Fitness	100.0%		200,915	0	0	200,915	8.98	76.8%
Western Plaza	St. Louis, MO-IL	Value Village	50.0%	(1)(3)	28,367	28,367	0	56,734	7.44	96.5%
Missouri Total:	# of Properties: 2				229,282	28,367	0	257,649

Nevada

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %
Eastern Horizon	Las Vegas-Paradise, NV	Trader Joe’s +, Kmart + (O.B.O.)	100.0%		65,848	0	143,879	209,727	20.94	100.0%
Best in the West	Las Vegas-Paradise, NV	Old Navy, Best Buy, Office Depot, Bed Bath & Beyond, Babies “R” Us, DSW Shoes, PetSmart, Jo-Ann Stores, Sports Authority, Ulta	100.0%		428,067	0	0	428,067	15.86	93.9%
Charleston Commons	Las Vegas-Paradise, NV	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetSmart	100.0%		332,539	0	29,975	362,514	16.23	98.8%
College Park S.C.	Las Vegas-Paradise, NV	El Super +, Sav-On Drugs, Anna’s Linens, Factory 2 U	100.0%		167,654	0	27,713	195,367	10.91	91.1%
Francisco Centre	Las Vegas-Paradise, NV	La Bonita Grocery +, Ross Dress for Less (O.B.O.), Fallas Paredes	100.0%		116,973	0	31,842	148,815	12.03	92.6%
Mission Center	Las Vegas-Paradise, NV	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.0%		152,151	0	60,018	212,169	11.99	89.0%
Paradise Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Dollar Tree	100.0%		77,597	0	70,495	148,092	16.78	93.3%
Rainbow Plaza	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.0%		273,916	0	0	273,916	14.62	84.7%
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.0%		136,369	0	0	136,369	14.35	89.7%
Rancho Towne & Country	Las Vegas-Paradise, NV	Smith’s Food +	100.0%		84,743	0	53,100	137,843	11.77	98.0%
Tropicana Beltway	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), Ross Dress for Less, Petsmart, Office Depot, Sports Authority, .99 Cents Only	100.0%		246,483	0	371,338	617,821	17.72	90.2%
Tropicana Marketplace	Las Vegas-Paradise, NV	Smith’s Food + (O.B.O.), Family Dollar	100.0%		69,475	0	73,168	142,643	17.85	78.1%
Westland Fair North	Las Vegas-Paradise, NV	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetSmart, Office Depot, Michaels, Anna’s Linens	100.0%		214,127	0	388,777	602,904	16.99	100.0%
Nevada Total:	# of Properties: 12				2,365,942	0	1,250,305	3,616,247

New Mexico
Eastdale	Albuquerque, NM	Albertsons +, Family Dollar	100.0%		119,091	0	0	119,091	7.64	94.5%
North Towne Plaza	Albuquerque, NM	Whole Foods Market +, Home Goods	100.0%		109,066	0	29,440	138,506	18.40	100.0%
Pavillions at San Mateo	Albuquerque, NM	Wal-Mart +, Old Navy, Shoe Department, Skechers, Dollar Tree	100.0%		151,160	0	57,531	208,691	20.43	82.5%
Wyoming Mall	Albuquerque, NM	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.0%		51,713	0	219,186	270,899	15.46	100.0%
New Mexico Total:	# of Properties: 4				431,030	0	306,157	737,187

North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.0%		120,674	0	207,602	328,276	16.82	91.8%
Johnston Road Plaza	Charlotte-Gastonia et al, NC-SC	Food Lion +	100.0%		79,508	0	0	79,508	15.17	96.2%
Steele Creek Crossing	Charlotte-Gastonia et al, NC-SC	BI-LO +, Rite Aid	100.0%		77,301	0	0	77,301	16.63	96.4%
Whitehall Commons	Charlotte-Gastonia et al, NC-SC	Wal-Mart Supercenter + (O.B.O.), BI-LO + (O.B.O.), Lowes (O.B.O.)	100.0%		41,941	0	402,620	444,561	23.40	95.0%
Chatham Crossing	Durham, NC	Lowes Food +, CVS/pharmacy	25.0%	(1)(3)	24,039	72,116	0	96,155	13.38	91.0%
Cole Park Plaza	Durham, NC	Dollar General	25.0%	(1)(3)	20,564	61,694	0	82,258	9.30	68.1%
Bull City Market	Durham, NC	Whole Foods Market +	100.0%		40,875	0	0	40,875	18.68	90.9%
Hope Valley Commons	Durham, NC	Harris Teeter +	100.0%		81,471	0	0	81,471	22.23	93.4%
Ravenstone Commons	Durham, NC	Food Lion +	100.0%		60,424	0	0	60,424	14.84	91.9%
Capital Square	Raleigh-Cary, NC	Food Lion +	100.0%		143,063	0	0	143,063	7.20	100.0%
Harrison Pointe	Raleigh-Cary, NC	Harris Teeter +, Staples	100.0%		130,934	0	0	130,934	16.90	78.9%
High House Crossing	Raleigh-Cary, NC	Harris Teeter +	100.0%		90,155	0	0	90,155	14.58	93.7%
Northwoods Market	Raleigh-Cary, NC	Food Lion +	100.0%		77,802	0	0	77,802	18.06	83.6%
Parkway Pointe	Raleigh-Cary, NC	Food Lion +, Rite Aid	100.0%		80,061	0	0	80,061	10.92	91.9%
Avent Ferry	Raleigh-Cary, NC	Food Lion +, Family Dollar	100.0%		111,622	0	0	111,622	16.78	97.9%
Falls Pointe	Raleigh-Cary, NC	Harris Teeter +, Kohl’s (O.B.O.)	100.0%		112,203	0	86,350	198,553	16.54	91.9%
Leesville Town Centre	Raleigh-Cary, NC	Harris Teeter +, Rite Aid	100.0%		114,396	0	0	114,396	21.49	90.7%
Six Forks Station	Raleigh-Cary, NC	Food Lion +,Kmart, Home Depot, Bed Bath & Beyond	100.0%		466,585	0	0	466,585	10.44	94.2%
Stonehenge Market	Raleigh-Cary, NC	Harris Teeter +, SteinMart, Rite Aid	100.0%		188,521	0	0	188,521	12.52	97.1%
Heritage Station	Raleigh-Cary, NC	Harris Teeter +	30.0%	(1)	20,592	48,049	4,028	72,669	19.04	98.3%
Pinecrest Plaza	Southern Pines-Pinehurst, NC	Food Lion +, Michaels, Belk’s, Burke’s Outlet Stores Inc.	100.0%		252,038	0	0	252,038	10.03	99.0%
Waterford Village	Wilmington, NC	Harris Teeter +	100.0%		89,715	0	0	89,715	20.99	88.3%
North Carolina Total:	# of Properties: 22				2,424,484	181,859	700,600	3,306,943

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Oklahoma
Market Boulevard	Oklahoma City, OK		100.0%		35,765	0	0	35,765	12.09	93.0%
Town and Country	Oklahoma City, OK	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.0%		128,231	0	0	128,231	6.32	93.4%
Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA	Winco Foods + (O.B.O.), T.J. Maxx	20.0%	(1)(3)	14,790	59,161	62,600	136,551	17.42	97.6%
Oak Grove Market Center	Portland-Vancouver et al, OR-WA	Safeway +	100.0%		97,177	0	0	97,177	12.77	96.8%
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA	New Seasons Market +, Walgreens	20.0%	(1)(3)	7,904	31,616	0	39,520	24.40	100.0%
Oregon Total:	# of Properties: 3				119,871	90,777	62,600	273,248

South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC	The Fresh Market +	25.0%	(1)(3)	21,530	64,590	0	86,120	14.92	87.0%
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.0%		192,624	0	0	192,624	10.90	97.0%
Commons at Dexter Lake	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.0%	(1)	50,087	116,871	11,600	178,558	9.16	92.1%
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR	Kroger +, SteinMart, Marshalls	30.0%	(1)	18,551	43,287	5,000	66,838	13.08	80.6%
Highland Square	Memphis, TN-MS-AR	Walgreens	100.0%	(4)	14,490	0	0	14,490	N/A	100.0%
Mendenhall Commons	Memphis, TN-MS-AR	Kroger +	30.0%	(1)	26,432	61,676	0	88,108	11.47	96.4%
Summer Center	Memphis, TN-MS-AR	Kroger +, Ross Dress for Less	100.0%		139,021	0	0	139,021	9.82	95.1%
Tennessee Total:	# of Properties: 5				441,205	221,834	16,600	679,639

Texas
Bell Plaza	Amarillo, TX	United Supermarket +, Dollar Tree	15.0%	(1)	19,595	111,036	0	130,631	10.46	96.1%
Calder	Beaumont-Port Arthur, TX	Harmony Science Academy	100.0%	(4)	34,641	0	0	34,641	N/A	100.0%
North Park Plaza	Beaumont-Port Arthur, TX	Target (O.B.O.), Toys “R” Us (O.B.O.)	50.0%	(1)(3)	70,036	70,036	162,534	302,606	14.01	96.0%
Phelan	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	100.0%		12,000	0	0	12,000	17.22	80.1%
Phelan West	Beaumont-Port Arthur, TX	Kroger + (O.B.O.)	66.7%	(1)(3)	15,552	7,779	58,890	82,221	12.37	100.0%
Crossroads	Beaumont-Port Arthur, TX	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.0%		115,692	0	0	115,692	4.69	98.3%
Lone Star Pavilions	College Station-Bryan, TX	Best Buy, Office Depot, Barnes & Noble	100.0%		106,907	0	0	106,907	10.95	100.0%
Moore Plaza	Corpus Christi, TX	H. E. B. + (O.B.O.), Office Depot, Marshalls, Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.0%		371,650	0	227,972	599,622	13.48	97.7%
Gateway Station	Dallas-Fort Worth-Arlington, TX	Conn’s	70.0%	(1)	47,950	20,550	0	68,500	10.00	61.9%
Horne Street Market	Dallas-Fort Worth-Arlington, TX	24 Hour Fitness	100.0%	(4)	42,267	0	0	42,267	N/A	100.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	Sprouts Farmers Market +, Sports Authority, PetsMart, T.J. Maxx, Home Depot (O.B.O.), Goody Goody Wines, Anna’s Linens, buybuy BABY	100.0%		355,259	0	110,000	465,259	13.71	85.6%
Independence Plaza	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Family Dollar, Harbor Freight, Surplus Warehouse	100.0%		170,363	0	0	170,363	11.25	91.6%
Custer Park	Dallas-Fort Worth-Arlington, TX	Kroger + (O.B.O.)	100.0%		114,489	0	65,084	179,573	14.86	69.9%
Pitman Corners	Dallas-Fort Worth-Arlington, TX	Albertsons +, Tuesday Morning	100.0%		192,283	0	0	192,283	9.24	94.4%
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	Babies “R” Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Old Navy, PETCO	20.0%	(1)(3)	72,667	290,670	0	363,337	16.85	94.1%
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	Tom Thumb + (O.B.O.), Walgreens (O.B.O.)	100.0%		40,513	0	81,176	121,689	21.56	66.7%
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	Albertsons + (O.B.O)	100.0%		26,088	0	61,920	88,008	21.79	87.8%
Montgomery Plaza	Houston-Baytown-Sugar Land, TX	Academy, Conn’s, 99 Cents Only, Petco, Anna’s Linens, Spec’s	100.0%		300,772	0	22,215	322,987	9.01	96.4%
Broadway	Houston-Baytown-Sugar Land, TX	Big Lots, Family Dollar	15.0%	(1)	11,191	63,413	0	74,604	6.98	92.1%
Galveston Place	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Palais Royal, Spec’s Liquor	100.0%		210,187	0	0	210,187	10.47	99.0%
10/Federal	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Palais Royal, Citi Trends	15.0%	(1)	19,871	112,601	0	132,472	8.10	98.6%
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	PetSmart	100.0%		56,969	0	0	56,969	21.17	100.0%
Bayshore Plaza	Houston-Baytown-Sugar Land, TX	Fitness Connections (O.B.O.)	100.0%		36,039	0	86,000	122,039	15.43	54.0%

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	Randall’s +	30.0%	(1)	10,524	24,557	6,192	41,273	25.46	100.0%
Braeswood Square	Houston-Baytown-Sugar Land, TX	Belden’s +, Walgreens	100.0%		104,686	0	0	104,686	12.13	94.5%
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack	100.0%		184,601	0	0	184,601	29.10	87.4%
Champions Village	Houston-Baytown-Sugar Land, TX	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.0%	(1)	115,374	269,207	0	384,581	13.18	94.4%
Cullen Center	Houston-Baytown-Sugar Land, TX	Beauty Supply	100.0%		7,316	0	0	7,316	19.51	100.0%
Cullen Plaza	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.0%	(1)	12,678	71,839	0	84,517	9.71	100.0%
Cypress Pointe	Houston-Baytown-Sugar Land, TX	Kroger +, Office Depot, Babies “R” Us	100.0%		186,399	0	96,660	283,059	9.44	97.1%
Eastpark	Houston-Baytown-Sugar Land, TX	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.0%	(4)	1,576	0	0	1,576	N/A	100.0%
Edgebrook	Houston-Baytown-Sugar Land, TX	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.0%	(1)	11,769	66,691	0	78,460	10.15	100.0%
Fiesta Village	Houston-Baytown-Sugar Land, TX	Fiesta +	15.0%	(1)	4,537	25,712	0	30,249	8.81	100.0%
Glenbrook Square	Houston-Baytown-Sugar Land, TX	Kroger +	15.0%	(1)	11,684	66,206	0	77,890	9.41	97.3%
Griggs Road	Houston-Baytown-Sugar Land, TX	Family Dollar, Citi Trends	15.0%	(1)	12,017	68,099	0	80,116	8.31	85.8%
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	Fallas Paredes	15.0%	(1)	14,016	79,422	0	93,438	17.05	100.0%
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	HEB +	100.0%		36,874	0	0	36,874	N/A	100.0%
Heights Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	100.0%		71,777	0	0	71,777	8.35	96.5%
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	Kroger +, Conn’s, Walgreens, Michaels (O.B.O.), DSW (O.B.O.)	100.0%		176,673	0	99,000	275,673	13.87	100.0%
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, FAMSA, Dollar Tree, Fallas Paredes	15.0%	(1)	25,768	146,021	0	171,789	10.57	99.0%
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	Freebirds Burrito	100.0%		10,000	0	0	10,000	24.81	100.0%
Lawndale	Houston-Baytown-Sugar Land, TX	LaMichoacana Meat Market +, Family Dollar, 99 Cents Only	15.0%	(1)	7,819	44,308	0	52,127	9.75	97.0%
Little York Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Fallas Paredes	15.0%	(1)	17,082	96,796	0	113,878	7.99	87.6%
Lyons Avenue	Houston-Baytown-Sugar Land, TX	Fiesta +, Fallas Paredes	15.0%	(1)	10,144	57,485	0	67,629	7.69	100.0%
Market at Westchase	Houston-Baytown-Sugar Land, TX	Whole Foods Market +	100.0%		84,081	0	0	84,081	17.50	96.3%
Market Street Shopping Center	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	50.0%	(1)	24,569	24,569	0	49,138	7.10	100.0%
North Oaks	Houston-Baytown-Sugar Land, TX	T.J. Maxx, Staples, Ross Dress for Less, Big Lots, Half Price Books, Anna’s Linens, Hobby Lobby	15.0%	(1)	60,778	344,408	0	405,186	10.56	92.9%
North Triangle	Houston-Baytown-Sugar Land, TX	CiCi’s Pizza	100.0%		16,060	0	0	16,060	20.67	67.6%
Northbrook Center	Houston-Baytown-Sugar Land, TX	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.0%		173,288	0	0	173,288	13.41	98.9%
Northwest Crossing	Houston-Baytown-Sugar Land, TX	Target (O.B.O.), Marshalls, Best Buy, Dollar Tree, Big Lots	75.0%	(1)(3)	134,692	44,897	120,721	300,310	14.05	99.3%
Oak Forest	Houston-Baytown-Sugar Land, TX	Kroger +, Ross Dress for Less, Dollar Tree	100.0%		151,324	0	0	151,324	12.27	97.2%
Orchard Green	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	100.0%		74,983	0	0	74,983	10.85	100.0%
Randall’s/Cypress Station	Houston-Baytown-Sugar Land, TX	ATI Career Training Center	100.0%		136,891	0	0	136,891	12.64	77.1%
Randall’s/Kings Crossing	Houston-Baytown-Sugar Land, TX	Randall’s +, CVS/pharmacy	30.0%	(1)	37,919	88,478	0	126,397	15.33	98.0%
Richmond Square	Houston-Baytown-Sugar Land, TX	Best Buy, Cost Plus	100.0%		93,944	0	0	93,944	20.77	100.0%
River Oaks East	Houston-Baytown-Sugar Land, TX	Kroger +	100.0%		71,265	0	0	71,265	27.83	100.0%
River Oaks West	Houston-Baytown-Sugar Land, TX	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank	100.0%		248,816	0	0	248,816	27.83	91.1%
Sheldon Forest North	Houston-Baytown-Sugar Land, TX	Family Dollar	100.0%		22,040	0	0	22,040	9.48	100.0%
Sheldon Forest South	Houston-Baytown-Sugar Land, TX	Gerland’s +, Burke’s Outlet	50.0%	(1)	37,670	37,670	0	75,340	9.48	100.0%
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX		100.0%		182,541	0	0	182,541	7.72	96.5%
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	Fiesta +, Ross Dress for Less, PetSmart, Office Depot, Big Lots	70.0%	(1)	173,060	74,169	25,121	272,350	12.81	99.2%
Southgate	Houston-Baytown-Sugar Land, TX	Food-A-Rama +, CVS/pharmacy, Family Dollar, Palais Royal	15.0%	(1)	18,789	106,471	0	125,260	9.78	98.5%
Spring Plaza	Houston-Baytown-Sugar Land, TX	Sellers Bros. +, Family Dollar	15.0%	(1)	8,875	50,291	0	59,166	8.24	93.1%
Stella Link	Houston-Baytown-Sugar Land, TX	Sellers Bros.+, Burke’s Outlet, Spec’s Liquor Warehouse	100.0%		70,087	0	0	70,087	8.96	90.9%
Studemont	Houston-Baytown-Sugar Land, TX	Fiesta +	100.0%	(4)	28,466	0	0	28,466	N/A	100.0%
Ten Blalock Square	Houston-Baytown-Sugar Land, TX	99 Ranch Market +	100.0%		97,277	0	0	97,277	14.86	100.0%
Village Arcade	Houston-Baytown-Sugar Land, TX	Gap, Baby Gap, Chicos	100.0%		57,203	0	0	57,203	36.88	100.0%
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	Talbots	100.0%		28,371	0	0	28,371	36.88	100.0%
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	Banana Republic, Express, Ann Taylor	100.0%		107,134	0	0	107,134	36.88	93.8%
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	H. E. B. +, Petsmart, Babies “R” Us, Academy	57.8%	(1)(3)	283,399	207,335	4,470	495,204	12.63	98.4%
Westchase Center	Houston-Baytown-Sugar Land, TX	Randall’s+ ,Ross Dress for Less, Golfsmith, Palais Royal, Petco, Target (O.B.O.)	100.0%		231,477	0	99,550	331,027	12.39	96.2%
Westhill Village	Houston-Baytown-Sugar Land, TX	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.0%		130,041	0	0	130,041	14.54	100.0%

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %
Cedar Bayou	Houston-Baytown-Sugar Land, TX	La Marque Fire Dept. (O.B.O.)	100.0%		14,873	0	30,688	45,561		0.0%
League City Plaza	Houston-Baytown-Sugar Land, TX	Kroger +	15.0%	(1)	19,048	107,942	0	126,990	12.05	94.3%
Rose-Rich	Houston-Baytown-Sugar Land, TX	Family Dollar, Palais Royal	100.0%		100,096	0	0	100,096	9.33	83.7%
Market at Town Center	Houston-Baytown-Sugar Land, TX	Old Navy, Home Goods, Marshalls, Ross Dress for Less	100.0%		388,255	0	0	388,255	18.60	97.5%
Palmer Plaza	Houston-Baytown-Sugar Land, TX	Dollar Tree	100.0%		96,526	0	99,980	196,506	9.38	91.4%
Killeen Marketplace	Killeen-Temple-Fort Hood, TX	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.0%		115,203	0	135,934	251,137	12.15	98.9%
North Creek Plaza	Laredo, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond	100.0%		239,897	0	241,867	481,764	15.17	97.3%
Plantation Centre	Laredo, TX	H. E. B. +	100.0%		135,463	0	7,642	143,105	13.46	97.1%
Central Plaza	Lubbock, TX	Bed Bath & Beyond, Old Navy, Staples	100.0%		151,677	0	0	151,677	12.59	97.1%
Angelina Village	Lufkin, TX	Kmart, Conn’s	100.0%		248,199	0	0	248,199	9.05	91.6%
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.0%	(1)(3)	143,968	143,968	212,132	500,067	10.33	96.8%
Market at Nolana	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.)	50.0%	(1)(3)	20,315	20,315	203,191	243,821	23.60	62.2%
Northcross	McAllen-Edinburg-Pharr, TX	Barnes & Noble	50.0%	(1)(3)	37,732	37,732	0	75,465	15.92	92.6%
Old Navy Building	McAllen-Edinburg-Pharr, TX	Old Navy	50.0%	(1)(3)(4)	7,500	7,500	0	15,000	N/A	100.0%
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	H. E. B. +	50.0%	(1)(3)	51,851	51,851	0	103,702	11.43	100.0%
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	Wal-Mart (O.B.O.), Kohl’s, Dollar Tree	50.0%	(1)(3)	56,456	56,456	188,262	301,174	21.13	98.2%
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	H.E.B. +, Target (O.B.O.), T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.0%	(1)(3)	176,520	176,520	131,909	484,949	14.24	99.1%
Starr Plaza	Rio Grande City, TX	H. E. B. +, Beall’s, Dollar General	50.0%	(1)(3)	88,346	88,346	0	176,693	11.46	98.0%
Fiesta Trails	San Antonio, TX	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens	100.0%		306,370	0	176,000	482,370	15.00	100.0%
Oak Park Village	San Antonio, TX	H. E. B. +	30.0%	(1)	19,286	45,001	0	64,287	9.47	100.0%
Parliament Square	San Antonio, TX	Family Dollar, Anytime Fitness, Bernina New Home Sewing Center	100.0%		64,950	0	0	64,950	11.88	84.4%
Parliament Square II	San Antonio, TX	Incredible Pizza	100.0%	(4)	54,541	0	0	54,541	N/A	100.0%
Thousand Oaks	San Antonio, TX	H. E. B. +, Beall’s, Tuesday Morning	15.0%	(1)	24,432	138,450	0	162,882	10.46	95.9%
Valley View	San Antonio, TX	Marshalls, Dollar Tree	100.0%		91,544	0	0	91,544	10.38	96.0%
Broadway	Tyler, TX	SteinMart	100.0%		60,400	0	0	60,400	7.95	87.6%
Texas Total:	# of Properties: 93				8,974,783	3,544,797	2,755,110	15,274,691

Utah
Alpine Valley Center	Provo-Orem, UT	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.3%	(1)(3)	30,382	60,772	133,500	224,654	16.08	100.0%
Taylorsville Town Center	Salt Lake City, UT	The Fresh Market + (O.B.O.), Rite Aid	100.0%		94,157	0	40,057	134,214	15.81	93.1%
West Jordan Town Center	Salt Lake City, UT	Target (O.B.O.), Petco, Office Depot	100.0%		182,099	0	122,800	304,899	12.03	95.6%
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA	Dollar Tree	20.0%	(1)(3)	18,055	72,218	0	90,273	17.68	32.7%
Meridian Town Center	Seattle-Tacoma-Bellevue, WA	Safeway + (O.B.O.), Jo-Ann Fabric & Craft Store, Tuesday Morning	20.0%	(1)(3)	15,533	62,133	65,346	143,012	16.65	98.7%
South Hill Center	Seattle-Tacoma-Bellevue, WA	Bed Bath & Beyond, Ross Dress for Less, Best Buy	20.0%	(1)(3)	26,802	107,208	0	134,010	16.43	97.8%
Promenade 23	Seattle-Tacoma-Bellevue, WA	Red Apple Grocers +, Walgreens	100.0%		96,660	0	0	96,660	14.56	90.1%
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA	Safeway +, Ross Dress for Less	20.0%	(1)(3)	21,485	85,938	0	107,423	18.75	100.0%
Washington Total:	# of Properties: 5				178,535	327,497	65,346	571,378

Industrial
Operating Properties

California
Siempre Viva Business Park	San Diego-Carlsbad et al, CA	US Joiner LLC (O.B.O), Royal Flavor LLC (O.B.O), Eaton Electric	20.0%	(1)(3)	120,880	483,522	202,328	806,730

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

California Total:	# of Properties: 1				120,880	483,522	202,328	806,730

Florida
Lakeland Industrial Center	Lakeland, FL	Rooms to Go, Publix, Star Distribution, Chep USA	100.0%		600,000	0	0	600,000
Lakeland Interstate Industrial Park I	Lakeland, FL	Mission Foods	100.0%		168,400	0	0	168,400
1801 Massaro	Tampa-St. Petersburg et al, FL	MiTek Industries, Inc.	100.0%		159,000	0	0	159,000
Hopewell Industrial Center	Tampa-St. Petersburg et al, FL	Parts Depot, Inc., South Dade Automotive	100.0%		224,483	0	0	224,483
Tampa East Industrial Portfolio	Tampa-St. Petersburg et al, FL	General Electric, Florida Air Conditioning Distrib, HD Supply Plumbing, GE Polymershapes, Creative Recycling Systems	100.0%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta-Sandy Springs et al, GA	Atlantic Chemical & Equip	100.0%		120,200	0	0	120,200
Riverview Distribution Center	Atlanta-Sandy Springs et al, GA	Chep USA	100.0%		265,200	0	165,000	430,200
Sears Logistics	Atlanta-Sandy Springs et al, GA	Sears Logistics Services	20.0%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Atlanta-Sandy Springs et al, GA	American Tire Distributors	100.0%		234,525	0	0	234,525
Southside Industrial Parkway	Atlanta-Sandy Springs et al, GA	Mission Produce	100.0%		72,000	0	0	72,000
Westlake 125	Atlanta-Sandy Springs et al, GA	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.0%		154,464	0	0	154,464
Kennesaw 75	Atlanta-Sandy Springs et al, GA	Trane, Builders Specialties, LLC	100.0%		178,467	0	0	178,467
6485 Crescent Drive	Atlanta-Sandy Springs et al, GA	Zurn Plumbing Service	20.0%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 7				1,177,459	610,411	165,000	1,952,870

Tennessee
Crowfarn Drive Warehouse	Memphis, TN-MS-AR	C.M.I. Freight-Trans Inc., Sergeant’s Pet Care Products Inc.	20.0%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Memphis, TN-MS-AR	Vistar Tennessee, Kuehne + Nagel, TricorBraun	20.0%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Memphis, TN-MS-AR	AF Services, Sunnywood Products, Inc., Wynit	100.0%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas
Braker 2 Business Center	Austin-Round Rock, TX	Home Team Pest Defense, MJC Electronics Corporation	100.0%		27,359	0	0	27,359
Corporate Center Park I and II	Austin-Round Rock, TX	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.0%		120,681	0	0	120,681
Oak Hills Industrial Park	Austin-Round Rock, TX	Terracon, Inc., Illumitex	100.0%		89,858	0	0	89,858
Rutland 10 Business Center	Austin-Round Rock, TX	Media Event Concepts, Inc., Stellar Micro Devices, LMS Fulfillment	100.0%		54,000	0	0	54,000
Southpark A,B,C	Austin-Round Rock, TX	Texas EZ Pawn	100.0%		78,276	0	0	78,276
Southpoint Service Center	Austin-Round Rock, TX	Green Building Energy Services	100.0%		58,297	0	0	58,297
Midpoint I-20 Distribution Center	Dallas-Fort Worth-Arlington, TX	Tred-It Tire & Wheel, Amercian Medical Response, Vic Thompson	100.0%		253,165	0	0	253,165
Randol Mill Place	Dallas-Fort Worth-Arlington, TX	Protech Electronics, Inc., Premier Products	100.0%		54,639	0	0	54,639
1625 Diplomat Drive	Dallas-Fort Worth-Arlington, TX	Rooftop Systems, Inc.	100.0%		106,140	0	0	106,140
Midway Business Center	Dallas-Fort Worth-Arlington, TX	Luxury of Leather, Jet Pay, LLC	100.0%		141,246	0	0	141,246
Manana Office Center	Dallas-Fort Worth-Arlington, TX	Dave & Busters, All-Tex Supply, Lewis-Goetz and Company	100.0%		222,916	0	0	222,916
Newkirk Service Center	Dallas-Fort Worth-Arlington, TX	Restaurant Technologies, Corporate Meeting Services	100.0%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	Dallas-Fort Worth-Arlington, TX	ASCOA - Ambulatory Surgical Center, ABC Home Medical Supply, American Collateral Recovery Group	100.0%		78,700	0	0	78,700
Redbird Distribution Center	Dallas-Fort Worth-Arlington, TX	Consolidated Container Company	100.0%		110,839	0	0	110,839
Regal Distribution Center	Dallas-Fort Worth-Arlington, TX	General Insulation Company, Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Aero-Med, Ltd.	100.0%		202,559	0	0	202,559
Space Center Industrial Park	Dallas-Fort Worth-Arlington, TX	NDI Office Furniture, Bauhaus Interiors Group.	100.0%		264,582	0	0	264,582
McGraw Hill Distribution Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc.	100.0%		417,938	0	0	417,938
Freeport Commerce Center	Dallas-Fort Worth-Arlington, TX	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.0%		50,590	0	0	50,590
Central Plano Business Park	Dallas-Fort Worth-Arlington, TX	Underwriters Laboratories, Motion Dynamics	100.0%		137,785	0	0	137,785
Jupiter Business Park	Dallas-Fort Worth-Arlington, TX	Ericsson Radio Systems	100.0%		189,532	0	0	189,532

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Jupiter Service Center	Dallas-Fort Worth-Arlington, TX	Interceramic Tile, Gemaire Distributors	100.0%		78,480	0	0	78,480
Sherman Plaza Business Park	Dallas-Fort Worth-Arlington, TX	Quadravox, Inc.	100.0%		101,140	0	0	101,140
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Prefco Corp.	100.0%		104,975	0	0	104,975
610 and 11th St. Warehouse	Houston-Baytown-Sugar Land, TX	Iron Mountain	20.0%	(1)(3)	48,754	195,017	0	243,771
610/288 Business Park	Houston-Baytown-Sugar Land, TX	Dupuy Storage	20.0%	(1)(3)	59,060	236,240	0	295,300
Beltway 8 Business Park	Houston-Baytown-Sugar Land, TX	Carrier Enterprise LLC, Southwest Vocational Training.	100.0%		157,498	0	0	157,498
Blankenship Building	Houston-Baytown-Sugar Land, TX	Star Displays	100.0%		59,718	0	0	59,718
Brookhollow Business Center	Houston-Baytown-Sugar Land, TX	YMCA of Greater Houston, Surgeon’s Management, Houston Digital Instruments	100.0%		133,970	0	0	133,970
Claywood Industrial Park	Houston-Baytown-Sugar Land, TX	Pioneer Distribution Center, Packaging Corporation of America, Francesca’s Collections.	100.0%		376,193	0	200,850	577,043
Crosspoint Warehouse	Houston-Baytown-Sugar Land, TX	Foam Enterprises, LLC	100.0%		72,505	0	0	72,505
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services, Wyatt Field Service Company	20.0%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Houston-Baytown-Sugar Land, TX	Pioneer Contract Services	100.0%		113,218	0	0	113,218
Lathrop Warehouse	Houston-Baytown-Sugar Land, TX	United D.C., Inc.	20.0%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Houston-Baytown-Sugar Land, TX	Genesis Worldwide Logistics	20.0%	(1)(3)	47,603	190,411	0	238,014
Northway Park II	Houston-Baytown-Sugar Land, TX	Jet Lube, Inc., Lamons Gasket, Custom Polymers	20.0%	(1)(3)	60,715	242,862	0	303,577
Railwood F	Houston-Baytown-Sugar Land, TX	Shell Oil Company	20.0%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Houston-Baytown-Sugar Land, TX	Global Stainless Supply, Inc.	50.0%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Distribution International SW, AJ Logistics.	100.0%		402,680	0	0	402,680
Railwood Industrial Park	Houston-Baytown-Sugar Land, TX	Val-Fit Inc., Georgia Gulf Chemicals & Vinyl	20.0%	(1)(3)	99,531	398,125	0	497,656
Southport Business Park 5	Houston-Baytown-Sugar Land, TX	Surface Preparation - Texas, LLC, Birch Plastics.	100.0%		160,029	0	0	160,029
Stonecrest Business Center	Houston-Baytown-Sugar Land, TX	Alpha Omega Caseworks	100.0%		111,036	0	0	111,036
Town & Country Commerce Center	Houston-Baytown-Sugar Land, TX	Arizona Tile, Seitel	100.0%		206,056	0	0	206,056
West Loop Commerce Center	Houston-Baytown-Sugar Land, TX	Goodwill	100.0%		35,886	0	0	35,886
Westgate Service Center	Houston-Baytown-Sugar Land, TX	Welltec, Inc., 3M Company, CAS Holdings, Inc.	100.0%		124,715	0	0	124,715
Freeport Business Center	Houston-Baytown-Sugar Land, TX	Yokagawa, Life-Tech, PSI Group	100.0%		251,645	0	0	251,645
Crosswinds Distribution Center	San Antonio, TX	American Tile Supply	100.0%		142,403	0	0	142,403
Interwest Business Park	San Antonio, TX	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.0%		219,244	0	0	219,244
Isom Business Park	San Antonio, TX	Gate Gourmet, Wells Fargo Bank, Colour Solutions	100.0%		175,200	0	0	175,200
O’Connor Road Business Park	San Antonio, TX	Ingersoll Rand, TD Industries	100.0%		150,091	0	0	150,091
Texas Total:	# of Properties: 48				6,517,040	1,985,183	200,850	8,703,073

Virginia
Enterchange at Northlake A	Richmond, VA	FedEx, Owens & Minor	100.0%		215,077	0	0	215,077
Enterchange at Northlake C	Richmond, VA	Tech Turn, International Paper Company, Kane Distribution Services	20.0%	(1)(3)	58,623	234,492	217,147	510,262
Enterchange at Meadowville	Richmond, VA	United States Army	20.0%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	Richmond, VA	Mazda Motors of America, Inc., HCA Va Health System, Xymid LLC	20.0%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	Richmond, VA	Hill Phoenix, PSS World Medical	20.0%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	Richmond, VA	Saddle Creek, Recall Total Info Manager, Jim’s Formal Wear	100.0%		287,318	0	0	287,318
Interport Business Center A	Richmond, VA	National Delivery Systems, Inc., Riverside Logistics Service, Anderson News, LLC	20.0%	(1)(3)	88,204	352,814	0	441,018
Interport Business Center B	Richmond, VA	Mid South Building Supply, Inc., CEVA, BWI Distribution, Inc.	20.0%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	Richmond, VA	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.0%	(1)(3)	10,977	43,908	0	54,885

Virginia Total:	# of Properties: 9				902,881	1,601,942	217,147	2,721,970

Other

Operating Properties

Arizona

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ	Endurance Rehab, Weingarten Realty Regional Office	100.0%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Houston-Baytown-Sugar Land, TX	State of Texas, Weingarten Realty Regional Office	100.0%		138,163	0	0	138,163
Citadel Plaza	Houston-Baytown-Sugar Land, TX	Weingarten Realty Investors Corporate Office	100.0%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				259,163	0	0	259,163

Total Operating Properties	# of Properties: 374				43,025,147	14,492,328	12,895,434	70,412,908

New Development
Colorado
River Point at Sheridan	Denver-Aurora, CO		50.0%	(1)(2)	57,531	57,531	331,174	446,236
Colorado Total:	# of Properties: 1				57,531	57,531	331,174	446,236

Florida
Clermont Landing	Orlando, FL		65.7%	(1)(2)(3)	1,366,233	713,586	104,175	2,183,994
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(2)	36,700	0	0	36,700
Florida Total:	# of Properties: 2				1,402,933	713,586	104,175	2,220,694

Georgia
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%	(2)	6,600	0	92,803	99,403
Georgia Total:	# of Properties: 1				6,600	0	92,803	99,403

North Carolina
Surf City Crossing	Wilmington, NC		100.0%	(2)	56,199	0	0	56,199
North Carolina Total:	# of Properties: 1				56,199	0	0	56,199

Tennessee
Ridgeway Trace	Memphis, TN-MS-AR		100.0%	(2)	146,496	0	137,740	284,236
Tennessee Total:	# of Properties: 1				146,496	0	137,740	284,236

Texas
North Towne Plaza	Brownsville-Harlingen, TX		100.0%	(2)	11,600	0	117,000	128,600
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	78,250	0	149,485	227,735
Westwood Center	San Antonio, TX		100.0%	(2)	35,080	0	9,005	44,085
Texas Total:	# of Properties: 3				124,930	0	275,490	400,420

Utah
300 West	Salt Lake City, UT		31.8%	(1)(2)(3)	13,530	28,976	138,108	180,614
Utah Total:	# of Properties: 1				13,530	28,976	138,108	180,614

Virginia
Hilltop Village	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(1)(2)	0	0	0	0
Virginia Total:	# of Properties: 1				0	0	0	0
Total New Developments	# of Properties: 11				1,808,219	800,093	1,079,490	3,687,802

Weingarten Realty Investors

Property Listing

As of March 31, 2012

`					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								90,605
Arizona Total:								825,898
California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								473,497
California Total:								612,453
Colorado
Highway 85 and Highway 285, Sheridan								792,792
Colorado Total:								792,792
Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City								3,554,496
Georgia Total:								3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,848
Louisiana Total:								34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas								707,414
Nevada Total:								707,414
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland								549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								510,959
Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,074,900
North Carolina Total:								6,159,819
Tennessee
Poplar Avenue and Ridgeway Road, Memphis								53,579
Tennessee Total:								53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville								914,723
Rock Prairie Rd. at Hwy. 6, College Station								394,218
River Pointe Drive at Interstate 45, Conroe								72,745
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,946
Citadel Plaza at 610 North Loop, Houston								137,214
East Orem, Houston								121,968
Kirkwood at Dashwood Drive, Houston								321,908

Weingarten Realty Investors

Property Listing

As of March 31, 2012

					Gross Leasable Area
Center	CBSA	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total	Average Base Rent (ABR)	Occupancy %

Mesa Road at Tidwell, Houston								35,719
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,172
West Loop North at Interstate 10, Houston								145,055
Nolana Ave. and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,065
Gattis School Rd at A.W. Grimes Blvd, Round Rock								100,188
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								312,238
US Hwy. 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								200,812
FM 2920 and Highway 249, Tomball								459,776
Texas Total:								15,549,271
Utah

South 300 West & West Paxton Avenue, Salt Lake City								201,683
Utah Total:								201,683
Total Unimproved Land								29,145,217

Other Topics of Interest

Weingarten Realty Investors

Reconciliation of Impairment Transactions

(in thousands, except per share amounts)

	Three Months Ended
	March 31, 2012

Summary of Impaired Items (at pro rata) :

Properties Held for Sale or Sold (1)	$3,171	$0.03

Properties Marketed for Sale or Sold	244	-

Investments in Real Estate Joint Ventures (2)	6,608	0.05

Total Impairment Loss	$10,023	$0.08

Financial Statement Impact of Impairment Loss:

Impairment Loss	$6,852	$0.05

Discontinued Operations	3,171	0.03

Total Impairment Loss	$10,023	$0.08

(1)	Amounts reported are due to properties under contract.
(2)	Amounts reported are based on current indications of value.

Weingarten Realty Investors

2012 Revised Guidance

	Original Guidance	Revised Guidance

Recurring FFO Per Diluted Share	$1.81 - $1.91	$1.76 - $1.84

Investment Activity
Acquisitions:	$125M - $175M	$125M - $175M

Dispositions
Industrial		$420M - $430M
Retail		$150M - $250M

Total	$300M - $400M	$570M - $680M

New Development Investment:	$75M - $100M	$75M - $100M

Operations

Same Property Net Operating Income:	+4% to +5%	+4% to +5%

Signed Occupancy:	92% - 93%	93% - 94% (1)

Retail Rental Growth:	-1% to +2%	-1% to +2%

(1)	Reflects signed occupancy for the retail portfolio.

Denotes change to original guidance